                                                        EXHIBIT 99.4


                          UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                      In re Fleming Companies, Inc. et al.
             Case Nos. 03-01944-03-10973 (MFW Jointly Administered)
                        Reporting Period: 6/15/03-7/12/03

                            MONTHLY OPERATING REPORT
                File with Court and submit copy to United States
                 Trustee within 45 days after end of the period

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                                                FORM NO.        ATTACHED         ATTACHED
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                        MOR-1
-------------------------------------------------------------------------------------------------------------------------------
   Weekly Receipts & Disbursements                                                   A                X
-------------------------------------------------------------------------------------------------------------------------------
   Cash Disbursements by Petitioning Entity                                          B                X
-------------------------------------------------------------------------------------------------------------------------------
   Bank Account Information                                                          C                X
-------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                            MOR-2              X
-------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                      MOR-3              X
-------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                       MOR-4              X
-------------------------------------------------------------------------------------------------------------------------------
   Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                      X
-------------------------------------------------------------------------------------------------------------------------------
   Copies of tax returns filed during reporting period (See Tax Affidavit)                                              X
-------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                               MOR-4              X
-------------------------------------------------------------------------------------------------------------------------------
Summary Accounts Receivable Aging                                                  MOR-5              X
-------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                               MOR-5              X
-------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Jerry Rebel                              Assistant Treasurer
-------------------------------------        --------------------------
Signature of Responsible Party               Title

Jerry Rebel                                  8/26/2003
-------------------------------------        --------------------------
Printed Name of Responsible Party            Date

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973(MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03-7/12/03


NOTES TO THE MONTHLY OPERATING REPORT


General
The report includes activity from the following Debtors and related Case Numbers [1] [2] [3] [4] [5] [6] [7] [8] [9]:

DEBTOR                                                                                  CASE NUMBER
------                                                                                  -----------

INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                                                 03-10945
ABCO Food Group, Inc.                                                                   03-10946
ABCO Markets. Inc.                                                                      03-10947
ABCO Realty Corp.                                                                       03-10948
Favar Concepts, Ltd.                                                                    03-10953
Fleming Foods Management Co., L.L.C.                                                    03-10954
Fleming Foods of Texas, L.P.                                                            03-10955
Fleming International, Ltd.                                                             03-10956
Fleming Transportation Service, Inc.                                                    03-10957
Fleming Supermarkets of Florida, Inc.                                                   03-10958
Food 4 Less Beverage Company, Inc.                                                      03-10959
FuelServ, Inc.                                                                          03-10960
Piggly Wiggly Company                                                                   03-10965
Progressive Realty. Inc.                                                                03-10966
Rainbow Food Group, Inc.                                                                03-10967
Retail Investments, Inc.                                                                03-10968
Retail Supermarkets, Inc.                                                               03-10970
RFS Marketing Services, Inc.                                                            03-10971
Richmar Foods, Inc.                                                                     03-10972
Dunigan Fuels, Inc.                                                                     03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE [10]:
Core-Mark International, Inc.                                                           03-10944
ASI Office Automation, Inc.                                                             03-10949
Core-Mark Mid-Continent, Inc.                                                           03-10950
Core-Mark Interrelated Companies, Inc.                                                  03-10951
C/M Products, Inc.                                                                      03-10952
General Acceptance Corporation                                                          03-10961
Marquise Ventures Company, Inc.                                                         03-10962
Head Distributing Company                                                               03-10963
Minter Weisman Co.                                                                      03-10964


NOTES TO MOR-1:
---------------
[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.
[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.
[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc.
[4]  Period 3 refers to February 23, 2003 through March 22,2003.
[5]  Period 4 refers to March 23,2003 through April 19,2003.
[6]  Period 5 refers to April 20,2003 through May 17,2003.
[7]  Period 6 refers to May 18,2003 through June 14,2003.
[8]  Period 7 refers to June 15 through July 12,2003.
[9] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Cerespan.com and Choteau Development Company,
     LLC).
[10] Core-Mark entities are on a different reporting schedule with period 7 reflecting a Balance Sheet as of June 30,2003.

     The Statement of Operations has been estimated through July 12,2003 to be consistent with Fleming.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03-7/12/03
WEEKLY RECEIPTS AND DISBURSEMENTS [1]
(DOLLARS IN 000'S)

                                                  -------------------------------------------------------------- ----------------
                                                                                                      CURRENT       CUMULATIVE
                                                    WEEK 1       WEEK 2      WEEK 3       WEEK 4    PERIOD TOTAL  FILING TO DATE
                                                  -------------------------------------------------------------- ----------------
CASH RECEIPTS;
  Fleming Receipts                                $  88,263   $   77,274   $   68,905   $   75,870   $  310,311   $  1,709,024
  Core-Mark Receipts                                 84,803       84,953       63,143       90,276      323,175      1,310,444
  Asset/Excess Inventory Sales & Other [2]           28,489        2,712        2,890        5,510       39,600        225,929
---------------------------------------------------------------------------------------------------------------------------------
ACTUAL RECEIPTS                                   $ 201,554   $  164,939   $  134,938   $  171,655   $  673,086   $  3,245,397
---------------------------------------------------------------------------------------------------------------------------------
CASH DISBURSEMENTS FROM OPERATIONS:
-----------------------------------
  Material Purchases - Fleming                    $ (80,390)  $  (52,189)  $  (58,543)  $  (57,438)  $ (248,561)  $ (1,373,695)
  Material Purchases - Core-Mark                    (74,517)     (69,024)     (57,362)     (60,459)    (261,363)    (1,043,944)
  Tax Disbursements - Cigarettes                    (11,790)     (12,537)     (14,526)     (10,643)     (49,497)      (169,397)
  Tax Disbursements - Other                            (738)         (49)         (98)        (190)      (1,075)        (5,836)
  Employee & Payroll                                (12,077)     (13,981)     (10,769)     (10,436)     (47,263)      (205,761)
  Lease & Recurring Costs                            (2,044)      (1,663)     (10,990)        (571)     (15,269)       (63,423)
  Other Operating Costs                             (10,108)     (12,214)      (7,485)      (9,901)     (39,708)      (153,775)
---------------------------------------------------------------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS         $(191 665)  $ (161 659)  $ (159,773)  $ (149,638)  $ (662 736)  $ (3,015,831)
---------------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS FROM NON-OPERATIONS:
---------------------------------------
  DSD/Critical Vendor/PACA Payments [3]           $ (15,790)  $   (3,681)  $   (1,745)  $     (658)  $  (21,874)  $    (77,492)
  Capital Expenditures                                    -            -            -          (59)         (59)        (2,216)
  Restructuring & Professional Fees                     (11)      (1,034)      (1,033)      (4,998)      (7,076)        (7,994)
  Interest & Financing                              (53,803)        (200)      (3,016)           -      (57,020)       (68,552)
  Other Non-Operating Costs                                                                      -            -
---------------------------------------------------------------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS     $ (69,605)  $   (4,914)  $   (5,794)  $   (5,715)  $  (86,029)  $   (156,253)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS                        $(261,270)  $ (166,573)  $ (165,568)  $ (155,354)  $ (748,764)  $ (3,172,084)
---------------------------------------------------------------------------------------------------------------------------------


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)
---------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                           $ (748,764)
  LESS: Transfers to Debtor in Possession Accounts                                                     -
  PLUS: Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                       -
                                                                                             ------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                               $ (748,764)
---------------------------------------------------------------------------------------------------------

NOTES
-----
[1] Weekly Receipts and Disbursements include Core-Mark's and Fleming's June 15 through July 12 receipts and disbursements.
[2] In prior Monthly Operating Reports the Asset/Excess Inventory Sales Receipts and Other Receipts were shown separately. This Monthly Operating Reports combines the two.
[3] The period 7 Monthly Operating report (including the period 4 through 6 Monthly Operating Reports previously filed) includes within the DSD/Critical Vendor/PACA Payments, among others, DSD and PACA disbursements made to segregated escrow accounts for future disbursement. The DSD and PACA escrow disbursements do not represent actual DSD and PACA settlement disbursements made during the period, only those funds set aside in escrow.

                                                                   FORM MOR - 1A

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000's)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              CUMULATIVE FILING TO
PETITIONING ENTITIES                                     CASE NUMBER           CURRENT PERIOD TOTAL                    DATE
-----------------------------------------------------------------------------------------------------------------------------------


Core-Mark International, Inc.                             03-10944             $          (253,301)           $           (920,173)
Fleming Companies, Inc.                                   03-10945                        (327,489)                     (1,596,318)
ABCO Food Group, Inc.                                     03-10946                               -                               -
ABCO Markets, Inc.                                        03-10947                               -                               -
ABCO Realty Corp.                                         03-10948                               -                               -
ASI Office Automation, Inc.                               03-10949                               -                               -
Core-Mark Mid-Continent, Inc.                             03-10950                         (45,988)                       (186,891)
Core-Mark Interrelated Companies, Inc.                    03-10951                          (9,003)                        (30,396)
C/M Products, lnc.                                        03-10952                               -                               -
Favar Concepts, Ltd.                                      03-10953                             (64)                           (667)
Fleming Foods Management Co., L.L.C.                      03-10954                               -                               -
Fleming Foods of Texas, L.P.                              03-10955                         (13,470)                       (100,485)
Fleming International, Ltd.                               03-10956                             (44)                         (1,172)
Fleming Transportation Service, Inc.                      03-10957                              (5)                            (18)
Fleming Supermarkets of Florida, Inc.                     03-10958                               -                               -
Food 4 Less Beverage Company, Inc.                        03-10959                               -                               -
Fuelserv, Inc.                                            03-10960                               -                               -
General Acceptance Corporation                            03-10961                               -                               -
Marquise Ventures Company, Inc.                           03-10962                               -                               -
Head Distributing Company                                 03-10963                         (19,466)                        (27,620)
Minter Weisman Co.                                        03-10964                         (22,988)                        (68,995)
Piggly Wiggly Company                                     03-10965                             (93)                           (392)
Progressive Realty, Inc.                                  03-10966                               -                              (4)
Rainbow Food Group, Inc.                                  03-10967                          (4,344)                        (31,519)
Retail Investments, Inc.                                  03-10968                         (42,440)                       (135,663)
Retail Supermarkets, Inc.                                 03-10970                               -                               -
RFS Marketing Services, Inc.                              03-10971                               -                               -
Richmar Foods, Inc.                                       03-10972                         (10,070)                        (71,361)
Dunigan Fuels, Inc.                                       03-10973                               -                            (412)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS [2] [3]                                             $          (748,764)           $         (3,172,084)
-----------------------------------------------------------------------------------------------------------------------------------




Notes
-----
[1] Employee and Payroll disbursements, per the Weekly Receipts and Disbursements schedule, were not available on an entity by entity basis. As a result, the total Core-Mark and Fleming Employee and Payroll disbursements for 6/15/03 - 7/12/03 (approximately $29.4 million for Fleming and approximately $9.6 million for Core-Mark) were allocated to the related Fleming and Core-Mark entities based on the % of each entities total sales to total Fleming Sales/Core-Mark sales. In particular, Core-Mark's disbursements were allocated to the 9 entities (Head Distributing and Minter Weisman are not included in Fleming's payroll total as of Period 7) and Fleming's disbursements to the 20 Fleming entities.
[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.
[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for 6/15/03 - 7/12/03 for the Current Period and for 4/1/03 - 7/12/03 for the Cumulative Filing to Date.

                                                                   FORM MOR - IB

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BANK ACCOUNT INFORMATION

--------------------------------------------------------------------------------------------------
                                                                ACCOUNT
 PETITIONING ENTITIES                     BANK                   NUMBER               TYPE
--------------------------------------------------------------------------------------------------

 Fleming Companies, Inc.         American Bank                      3016832  Depository
 Fleming Companies, Inc.         Bank of America                    6719906  Depository
 Fleming Companies, Inc.         Bank of America                 1257001012  Depository
 Fleming Companies, Inc.         Bank of America                 1257401015  Depository
 Fleming Companies, Inc.         Bank of America                 1257601014  Depository
 Fleming Companies, Inc.         Bank of America                 1376034850  Depository
 Fleming Companies, Inc.         Bank of America                 1595458455  Depository
 Fleming Companies, Inc.         Bank of America                 3750955004  Depository
 Fleming Companies, Inc.         Bank of America                 3751022745  Depository
 Fleming Companies, Inc.         Bank of America                 3751278599  Depository
 Fleming Companies, Inc.         Bank of America                 3751279446  Depository
 Fleming Companies, Inc.         Bank of America                 3751281308  Depository
 Fleming Companies, Inc.         Bank of America                 3751301107  Depository
 Fleming Companies, Inc.         Bank of America                 3751372819  Depository
 Fleming Companies, Inc.         Bank of America                 3751508777  Depository
 Fleming Companies, Inc.         Bank of America                 3751522397  Depository
 Fleming Companies, Inc.         Bank of America                 3751525640  Depository
 Fleming Companies, Inc.         Bank of America                 3751525666  Depository
 Fleming Companies, Inc.         Bank of America                 3751572091  Depository
 Fleming Companies, Inc.         Bank of America                 3751589327  Depository
 Fleming Companies, Inc.         Bank of America                 3751735870  Depository
 Fleming Companies, Inc.         Bank of America                 3751827733  Depository
 Fleming Companies, Inc.         Bank of America                 3751847043  Depository
 Fleming Companies, Inc.         Bank of America                 3751847056  Depository
 Fleming Companies, Inc.         Bank of America                 3751889438  Depository
 Fleming Companies, Inc.         Bank of America                 3751898571  Depository
 Fleming Companies, Inc.         Bank of America                 3751898597  Depository
 Fleming Companies, Inc.         Bank of America                 3751917371  Depository
 Fleming Companies, Inc.         Bank of America                 3751917384  Depository
 Fleming Companies, Inc.         Bank of America                 3751917397  Depository
 Fleming Companies, Inc.         Bank of America                 3751917407  Depository
 Fleming Companies, Inc.         Bank of America                 3751922887  Depository
 Fleming Companies, Inc.         Bank of America                 3751942951  Depository
 Fleming Companies, Inc.         Bank of America                 8188007359  Depository
 Fleming Companies, Inc.         Bank of America                 8188812687  Depository
 Fleming Companies, Inc.         Bank One                           1113117  Depository
 Fleming Companies, Inc.         Bank One                          10148350  Disbursement
 Fleming Companies, Inc.         Bank One                          10218510  Depository
 Fleming Companies, Inc.         Bank One                          10479632  Depository
 Fleming Companies, Inc.         Bank One                         622743383  Depository
 Fleming Companies, Inc.         Bank One                         901004046  Depository
 Fleming Companies, Inc.         Bank One                         911632054  Depository
 Fleming Companies, Inc.         Bank One                         913520419  Depository
 Fleming Companies, Inc.         Bank One                        7001789715  Depository
 Fleming Companies, Inc.         First Hawaiian Bank               53015409  Depository
 Fleming Companies, Inc.         First Union                  2000003284177  Depository
 Fleming Companies, Inc.         First Union                  2000128885972  Depository
 Fleming Companies, Inc.         First Union                  2014192753660  Depository
 Fleming Companies, Inc.         JP Morgan                       6300030353  Disbursement
 Fleming Companies, Inc.         JP Morgan                       6300035972  Disbursement
 Fleming Companies, Inc.         JP Morgan                       6300036129  Disbursement
 Fleming Companies, Inc.         JP Morgan                       6300036160  Disbursement
 Fleming Companies, Inc.         JP Morgan                       6300062117  Disbursement
 Fleming Companies, Inc.         JP Morgan                       6300064998  Disbursement
 Fleming Companies, Inc.         JP Morgan                       6300065052  Disbursement
 Fleming Companies, Inc.         JP Morgan                       6300065086  Disbursement
 Fleming Companies, Inc.         JP Morgan                       8805174594  Disbursement
 Fleming Companies, Inc.         JP Morgan                       8805175195  Depository
 Fleming Companies, Inc.         JP Morgan                       8805175609  Depository
 Fleming Companies, Inc.         JP Morgan                       8805222781  Depository
 Fleming Companies, Inc.         JP Morgan                       8805223029  Disbursement
 Fleming Companies, Inc.         JP Morgan                       8806170047  Disbursement
 Fleming Companies, Inc.         JP Morgan                       8806212427  Depository
 Fleming Companies, Inc.         JP Morgan                       8806212435  Depository
 Fleming Companies, Inc.         JP Morgan                       8806212443  Depository
 Fleming Companies, Inc.         JP Morgan                       8806212468  Depository
 Fleming Companies, Inc.         JP Morgan                       8806212583  Depository
--------------------------------------------------------------------------------------------------


                                                                  FORM MOR - IC

--------------------------------------------------------------------------------------------------
                                                                ACCOUNT
 PETITIONING ENTITIES                     BANK                   NUMBER               TYPE
--------------------------------------------------------------------------------------------------

 Fleming Companies, Inc.         JP Morgan                       8806212591  Depository
 Fleming Companies, Inc.         JP Morgan                       8806231716  Depository
 Fleming Companies, Inc.         JP Morgan                       8806231724  Depository
 Fleming Companies, Inc.         JP Morgan                       8806231732  Depository
 Fleming Companies, Inc.         JP Morgan                       8806232177  Depository
 Fleming Companies, Inc.         JP Morgan                       8806232185  Depository
 Fleming Companies, Inc.         JP Morgan                       8806232193  Depository
 Fleming Companies, Inc.         JP Morgan                       8806232201  Depository
 Fleming Companies, Inc.         JP Morgan                       8806232219  Depository
 Fleming Companies, Inc.         JP Morgan                       8806232227  Depository
 Fleming Companies, Inc.         JP Morgan                       8806232243  Depository
 Fleming Companies, Inc.         JP Morgan                       8806232805  Depository
 Fleming Companies, Inc.         JP Morgan                       8806247712  Depository
 Fleming Companies, Inc.         JP Morgan                       8806257778  Depository
 Fleming Companies, Inc.         JP Morgan                       8806258271  Depository/Disbursement
 Fleming Companies, Inc.         JP Morgan                       8806258339  Depository
 Fleming Companies, Inc.         JP Morgan                       8806289524  Depository
 Fleming Companies, Inc.         JP Morgan                       8806290175  Depository
 Fleming Companies, Inc.         JP Morgan                       8806319545  Depository
 Fleming Companies, Inc.         JP Morgan                       8806319776  Depository
 Fleming Companies, Inc.         JP Morgan                       8806319748  Depository
 Fleming Companies, Inc.         JP Morgan                       8806319909  Depository
 Fleming Companies, Inc.         JP Morgan                       8806322283  Depository/Disbursement
 Fleming Companies, Inc.         JP Morgan                       8806322309  Depository
 Fleming Companies, Inc.         JP Morgan                       8806322457  Depository
 Fleming Companies, Inc.         JP Morgan                       8806324388  Depository
 Fleming Companies, Inc.         JP Morgan                       8806324396  Depository
 Fleming Companies, Inc.         JP Morgan                       8806324404  Depository
 Fleming Companies, Inc.         JP Morgan                       8806327605  Depository
 Fleming Companies, Inc.         JP Morgan                       8806362925  Disbursement
 Fleming Companies, Inc.         JP Morgan                       8806362933  Disbursement
 Fleming Companies, Inc.         JP Morgan                       8806362958  Depository/Disbursement
 Fleming Companies, Inc.         JP Morgan                       8806363428  Depository
 Fleming Companies, Inc.         JP Morgan                       8806370886  Disbursement
 Fleming Companies, Inc.         M&I                               12263119  Depository
 Fleming Companies, Inc.         M&I                               13004134  Depository
 Fleming Companies, Inc.         M&I                               13004178  Depository
 Fleming Companies, Inc.         M&I                               13004189  Depository
 Fleming Companies, Inc.         M&I                               14133911  Depository
 Fleming Companies, Inc.         M&I                               18241047  Depository
 Fleming Companies, Inc.         M&I                               18241234  Depository
 Fleming Companies, Inc.         Manufacturers Trust               12001749  Depository
 Fleming Companies, Inc.         National City                    628865018  Depository
 Fleming Companies, Inc.         National City                   6830031487  Depository
 Fleming Companies, Inc.         Waukesha                           2726887  Disbursement
 Fleming Companies, Inc.         Waukesha                          10428672  Depository
 Fleming Companies, Inc.         Waukesha                          10478473  Depository
 Fleming Companies, Inc.         Waukesha                          10505430  Depository
 Fleming Companies, Inc.         Wells Fargo                     4944072982  Depository
 Fleming Companies, Inc.         Wells Fargo                     6355025116  Depository
 Fleming Companies, Inc.         Wells Fargo                     6355045379  Depository
 Fleming Companies, Inc.         Wells Fargo                     6355045387  Depository
 Fleming Companies, Inc.         Wells Fargo                     6355045395  Disbursement
 Fleming Companies, Inc.         Wells Fargo                     9440104515  Depository
 Core-Mark International, Inc    Adel Banking Co                   15797201  Disbursement
 Core-Mark International, Inc    Bank Of Montreal             0004-1664-436  Disbursement
 Core-Mark International, Inc    Bank Of Montreal               07600000313  Depository/Disbursement
 Core-Mark International, Inc    Bank Of Montreal               07601102397  Disbursement
 Core-Mark International, Inc    Bank Of Montreal               07601154963  Disbursement
 Core-Mark International, Inc    Bank Of Montreal               07604601086  FX Swap Funding Acct
 Core-Mark International, Inc    Bank Of Montreal              127881013601  Disbursement
 Core-Mark International, Inc    Bank Of Montreal                5691032070  Disbursement
 Core-Mark International, Inc    Bank One                           1113117  Depository
 Core-Mark International, Inc    JP Morgan                        323252028  Depository
 Core-Mark International, Inc    JP Morgan                       8806322317  Depository
 Core-Mark International, Inc    JP Morgan Chase                  601809668  Disbursement
 Core-Mark International, Inc    JP Morgan Chase                 9102775419  Disbursement
 Core-Mark International, Inc    JP Morgan Chase                 9102775427  Disbursement
 Core-Mark International, Inc    JP Morgan Chase                 9102775435  Disbursement
 Core-Mark International, Inc    JP Morgan Chase                 9102775443  Disbursement
 Core-Mark International, Inc    Scotia Bank                   112390010715  Depository
 Core-Mark International, Inc    Scotia Bank                  4052700104313  Depository
--------------------------------------------------------------------------------------------------


                                                                  FORM MOR - IC

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  ACCOUNT
PETITIONING ENTITIES                                      BANK                    NUMBER                           TYPE
----------------------------------------------------------------------------------------------------------------------------------

Core-Mark International, Inc.                   Scotia Bank                     714800001414            Depository
Core-Mark International, Inc.                   Scotia Bank                     714800000914            Depository
Core-Mark International, Inc.                   Scotia Bank                     714800011312            Depository
Core-Mark International, Inc.                   Washington Trust Bank             1001823194            Depository
Core-Mark International, Inc.                   Wells Fargo                       4091220731            Depository
Core-Mark International, Inc.                   Wells Fargo                       4128523081            Depository
Core-Mark International, Inc.                   Wells Fargo                       4159287788            Depository
Core-Mark International, Inc.                   Wells Fargo                       4159555366            Depository
Core-Mark International, Inc.                   Wells Fargo                       4159688902            Depository
Core-Mark International, Inc.                   Wells Fargo                       4311848436            Depository
Core-Mark International, Inc.                   Wells Fargo                       4311848584            Disbursement
Core-Mark International, Inc.                   Wells Fargo                       4496851460            Depository
Core-Mark International, Inc.                   Wells Fargo                       4518099999            Depository
Core-Mark International, Inc.                   Wells Fargo                       4518100110            Depository
Core-Mark International, Inc.                   Wells Fargo                       4518100177            Depository
Core-Mark International, Inc.                   Wells Fargo                       4518100235            Depository
Core-Mark International, Inc.                   Wells Fargo                       4518110564            Disbursement
Core-Mark International, Inc.                   Wells Fargo                       4758355309            Depository
Core-Mark International, Inc.                   Wells Fargo                       4759613938            Disbursement
Core-Mark International, Inc.                   Wells Fargo                       4801900069            Depository
Core-Mark International, Inc.                   Wells Fargo                       4801908815            Depository
Core-Mark International, Inc.                   Wells Fargo/Wachovia               540459849            Disbursement
Core-Mark International, Inc.                   Wilson & Muir                        7516436            Depository
Head Distributing Co.                           Bank of America                   3752010688            Depository
Head Distributing Co.                           Suntrust                          8801337430            Depository
Head Distributing Co.                           Union Planters Bank               3500594164            Depository
Minter Weisman                                  Bank of America                   3299781296            Disbursement
Plymouth (minter weisman)                       US Bank                         160234449926            Depository
Retail Investment, Inc                          JP Morgan                          860900985            Depository/Disbursement
----------------------------------------------------------------------------------------------------------------------------------

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 -7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN OOO'S)

--------------------------------------------------------------------------------
                                                             JUNE 15, 2003 -
 FLEMING COMPANIES, INC. & SIBSIDIARIES (2)                  JULY 12, 2003
--------------------------------------------------------------------------------
 NET SALES                                                $             379,978

 COSTS AND EXPENSES: [3]

     Cost of sales                                                     (360,325)

     Selling and administrative                                         (12,995)
     Reorganization items, net                                             (802)
     Interest expense                                                      (220)
     Interest income and other                                               52
     Impairment/restructuring charges                                       (90)
     Litigation charges                                                       -
--------------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                        (374,380)
--------------------------------------------------------------------------------


     Income/(Loss) before income taxes                                    5,598
     Taxes on income/loss)                                                    -
--------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                             5,598
--------------------------------------------------------------------------------
 Discontinued operations: [4]

     Income/(Loss) before income taxes                                 (458,156)
     Taxes on income/(loss)                                                   -
--------------------------------------------------------------------------------
     Income/(Loss) from discontinued operations                        (458,156)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 NET INCOME/(LOSS)                                        $            (452,558)
--------------------------------------------------------------------------------

Notes

[I] Results of certain legal entities have been approximated to the 28 days from June 15,2003 through July 12,2003. See additional detail explanation on cach Statement of Operations.

[2] Excludes Abco Markets, Inc., Abco Realty, Corp., ASI Office Automation,
    Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. Further, the related entities Statement of Operations are excluded from the Monthly Operating Report. RFS Marketing Services, Inc.'s Statement of Operations was included as RFS Marketing Services, Inc.'s balance sheet was included in the Monthly Operating Report.

[3] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, a11owance for bad debts, etc.).

[4] Continuing Operations as of Period 7, 2003 includes only the convenience business (or Core-Mark, including the Fleming 7). All other businesses have been reclassified as Discontinued Operations as required by SFAS 146.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7112/03
STATEMENT OF OPERATIONS (UNAUDITED) [1][2]
(DOLLARS IN OOO'S)



                                                      JUNE 15, 2003 -
  ABCO FOOD GROUP, INC.                                JULY 12, 2003
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
  NET SALES                                         $                   -
  COSTS AND EXPENSES:
      Cost of sales                                                     -
      Selling and administrative                                        -
      Reorganization items, net                                         -
      Interest expense                                                  -
      Interest income and other                                         -
      Impairment/restructuring charges                                  -
      Litigation charges                                                -
 ----------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                       -
 ----------------------------------------------------------------------------

      Income/(Loss) before income taxes                                 -
      Taxes on income/(loss)                                            -
 ----------------------------------------------------------------------------
      INCOME/(LOSS)FROM CONTINUING OPERATIONS                           -
 ----------------------------------------------------------------------------
  DISCONTINUED OPERATION:

      Income/(Loss) before income taxes                                 2
      Taxes on income/(loss)                                            -
 ----------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                        2
 ----------------------------------------------------------------------------
  NET INCOME/(LOSS)                                 $                   2
 ----------------------------------------------------------------------------

Notes

[I] The period of results for this legal entity was for the 28 days ended July 12, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-----------------------------------------------------------------------
                                                    JUNE 15, 2003-
 CORE-MARK INTERNATIONAL, INC.                       JULY 12, 2003
-----------------------------------------------------------------------
 NET SALES                                        $            239,173
 COSTS AND EXPENSES:
     Cost of sales                                            (225,497)
     Selling and administrative                                 (7,258)
     Reorganization items, net                                    (653)
     Interest expense                                              (15)
     Interest income and other                                      45
     Impairment/restructuring charges                               (6)
     Litigation charges                                              -
-----------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                               (233,382)
-----------------------------------------------------------------------

     Income/(Loss) before income taxes                           5,791
     Taxes on income/(loss)                                          -
-----------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                    5,791
-----------------------------------------------------------------------
 DISCONTINUED OPERATIONS:

     Income/(Loss) before income taxes                               -
     Taxes on income/(loss)                                          -
-----------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                      -
-----------------------------------------------------------------------
-----------------------------------------------------------------------
NET INCOME/(LOSS)                                 $              5,791
-----------------------------------------------------------------------

NOTES
-----

[1] The period of results for this legal entity was for the 30 days ended June
    30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended July 12, 2003.
[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)



-------------------------------------------------------------------------------
                                                            JUNE 15, 2003 -
 CORE-MARK INTERRELATED COMPANIES, INC.                      JULY 12, 2003
-------------------------------------------------------------------------------
 NET SALES                                          $                     7,340
 COSTS AND EXPENSES:
     Cost of sales                                                       (6,993)
     Selling and administrative                                             (98)
     Reorganization items, net                                              (34)
     Interest expense                                                         -
     Interest income and other                                                -
     Impairment/restructuring charges                                         -
     Litigation charges                                                       -
-------------------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                                         (7,125)
-------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                      215
     Taxes on income/(loss)                                                   -
-------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                               215
-------------------------------------------------------------------------------
 DISCONTINUED OPERATIONS:

     Income/(Loss) before income taxes                                        -
     Taxes on income/(loss)                                                   -
-------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               -
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 NET INCOME/(LOSS)                                  $                       215
-------------------------------------------------------------------------------

NOTES
-----

[1] The period of results for this legal entity was for the 30 days ended June
    30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended July 12, 2003.
[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-----------------------------------------------------------------------
                                                      JUNE 15, 2003 -
 CORE-MARK MID-CONTINENT, INC.                         JULY 12, 2003
-----------------------------------------------------------------------
 NET SALES                                          $           49,083
 COSTS AND EXPENSES:
     Cost of sales                                             (47,411)
     Selling and administrative                                   (779)
     Reorganization items, net                                      45
     Interest expense                                                -
     Interest income and other                                       2
     Impairment/restructuring charges                                -
     Litigation charges                                              -
-----------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                (48,144)
-----------------------------------------------------------------------

     Income/(Loss) before income taxes                             939
     Taxes on income/(loss)                                          -
-----------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                      939
-----------------------------------------------------------------------
 DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                               -
     Taxes on income/(loss)                                          -
-----------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                      -
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 NET INCOME/(LOSS)                                  $              939
-----------------------------------------------------------------------

NOTES
-----

[1] The period of results for this legal entity was for the 30 days ended June
    30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended July 12, 2003.
[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

------------------------------------------------------------------------------------------
                                                                        JUNE 15, 2003 -
 DUNIGAN FUELS, INC.                                                    JULY 12, 2003
------------------------------------------------------------------------------------------

NET SALES                                                             $                -
COSTS AND EXPENSES:
       Cost of sales                                                                    -
       Selling and administrative                                                       -
       Reorganization items, net                                                        -
       Interest expense                                                                 -
       Interest income and other                                                        -
       Impairment/restructuring charges                                                 -
       Litigation charges                                                               -
------------------------------------------------------------------------------------------
          TOTAL COSTS AND EXPENSES                                                     -
------------------------------------------------------------------------------------------

       Income/(Loss) before income taxes                                               -
       Taxes on income/(loss)                                                          -
------------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                                       -
------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                                            (167)
       Taxes on income/(loss)                                                          -
------------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                   (167)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                     $             (167)
------------------------------------------------------------------------------------------

NOTES
-----
[1] The period of results for this legal entity was for the 28 days ended July 12, 2003.
[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

------------------------------------------------------------------------------------------
                                                                        JUNE 15, 2003 -
FAVAR CONCEPTS, LTD                                                     JULY 12, 2003
------------------------------------------------------------------------------------------

NET SALES                                                             $                -
COSTS AND EXPENSES:
      Cost of sales                                                                    -
      Selling and administrative                                                       -
      Reorganization items, net                                                        -
      Interest expense                                                                 -
      Interest income and other                                                        -
      Impairment/restructuring charges                                                 -
      Litigation charges                                                               -
------------------------------------------------------------------------------------------
          TOTAL COSTS AND EXPENSES                                                     -
------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                               -
      Taxes on income/(loss)                                                          -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                       -
------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                             851
      Taxes on income/(loss)                                                          -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                    851
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                     $              851
------------------------------------------------------------------------------------------

NOTES
-----
[1] The period of results for this legal entity was for the 28 days ended July 12, 2003.
[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

------------------------------------------------------------------------------------------
                                                                        JUNE 15, 2003 -
FLEMING COMPANIES, INC.                                                 JULY 12, 2003
------------------------------------------------------------------------------------------

NET SALES                                                             $           46,918
COSTS AND EXPENSES:
      Cost of sales                                                              (44,918)
      Selling and administrative                                                  (3,166)
      Reorganization items, net                                                     (157)
      Interest expense                                                              (205)
      Interest income and other                                                        3
      Impairment/restructuring charges                                               (84)
      Litigation charges                                                               -
------------------------------------------------------------------------------------------
          TOTAL COSTS AND EXPENSES                                               (48,527)
------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                           (1,609)
      Taxes on income/(loss)                                                           -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                    (1,609)
------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                         (463,523)
      Taxes on income/(loss)                                                           -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                (463,523)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                     $         (465,132)
------------------------------------------------------------------------------------------

NOTES
-----
[1] The period of results for the continuing operations of this legal entity (four convenience divisions) was for the 30 days ended June 30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended July 12, 2003. The period of results for the discontinued operations of this legal entity was for 28 days ended July 12, 2003.
[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

------------------------------------------------------------------------------------------
                                                                        JUNE 15, 2003 -
FLEMING FOODS OF TEXAS, L.P.                                            JULY 12, 2003
------------------------------------------------------------------------------------------

NET SALES                                                             $                -
COSTS AND EXPENSES:
      Cost of sales                                                                    -
      Selling and administrative                                                       -
      Reorganization items, net                                                        -
      Interest expense                                                                 -
      Interest income and other                                                        -
      Impairment/restructuring charges                                                 -
      Litigation charges                                                               -
------------------------------------------------------------------------------------------
          TOTAL COSTS AND EXPENSES                                                     -
------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                -
      Taxes on income/(loss)                                                           -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                         -
------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                           (4,065)
      Taxes on income/(loss)                                                           -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                  (4,065)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                     $           (4,065)
------------------------------------------------------------------------------------------

NOTES
-----
[1] The period of results for this legal entity was for the 28 days ended July 12, 2003.
[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

------------------------------------------------------------------------------------------
                                                                        JUNE 15, 2003 -
FLEMING INTERNATIONAL, LTD                                              JULY 12, 2003
------------------------------------------------------------------------------------------

NET SALES                                                             $                -
COSTS AND EXPENSES:
      Cost of sales                                                                    -
      Selling and administrative                                                       -
      Reorganization items, net                                                        -
      Interest expense                                                                 -
      Interest income and other                                                        -
      Impairment/restructuring charges                                                 -
      Litigation charges                                                               -
------------------------------------------------------------------------------------------
          TOTAL COSTS AND EXPENSES                                                     -
------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                -
      Taxes on income/(loss)                                                           -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                         -
------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                               32
      Taxes on income/(loss)                                                           -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                      32
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                     $               32
------------------------------------------------------------------------------------------

NOTES
-----
[1] The period of results for this legal entity was for the 28 days ended July 12, 2003.
[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

------------------------------------------------------------------------------------------
                                                                        JUNE 15, 2003 -
FLEMING SUPERMARKETS OF FLORIDA, INC.                                   JULY 12, 2003
------------------------------------------------------------------------------------------

NET SALES                                                             $                -
COSTS AND EXPENSES:
      Cost of sales                                                                    -
      Selling and administrative                                                       -
      Reorganization items, net                                                        -
      Interest expense                                                                 -
      Interest income and other                                                        -
      Impairment/restructuring charges                                                 -
      Litigation charges                                                               -
------------------------------------------------------------------------------------------
          TOTAL COSTS AND EXPENSES                                                     -
------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                -
      Taxes on income/(loss)                                                           -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                         -
------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                              171
      Taxes on income/(loss)                                                           -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                     171
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                     $              171
------------------------------------------------------------------------------------------

NOTES
-----
[1] The period of results for this legal entity was for the 28 days ended July 12, 2003.
[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  6/15/03-7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1][2]
(DOLLARS IN 000's)


-----------------------------------------------------------------------
                                                       JUNE 15, 2003 -
FLEMING TRANSPORTATION SERVICES, INC.                  JULY 12, 2003
-----------------------------------------------------------------------
NET SALES                                           $               -
COSTS AND EXPENSES:
 Cost of sales                                                      -
 Selling and administrative                                         -
 Reorganization items, net                                          -
 Interest expense                                                   -
 Interest income and other                                          -
 Impairment/restucturing charges                                    -
 Litigation charges                                                 -
-----------------------------------------------------------------------
    TOTAL COSTS AND EXPENSES                                        -
-----------------------------------------------------------------------

 Income/(Loss) before income taxes                                  -
 Taxes on income/(loss)                                             -
-----------------------------------------------------------------------
 INCOME/(LOSS) FROM CONTINUING OPERATIONS                           -
-----------------------------------------------------------------------
DISCONTINUED OPERATIONS:
 Income/(Loss) before income taxes                               (301)
 Taxes on income/(loss)                                             -
-----------------------------------------------------------------------
 INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                      (301)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Net Income/(Loss)                                   $            (301)
-----------------------------------------------------------------------

NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended July 12, 2003.
[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  6/15/03-7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1][2]
(DOLLARS IN 000's)


-----------------------------------------------------------------------
                                                       JUNE 15, 2003-
HEAD DISTRIBUTING COMPANY                              JULY 12, 2003
-----------------------------------------------------------------------
NET SALES                                           $          21,034
COSTS AND EXPENSES:
  Cost of sales                                               (19,876)
  Selling and administrative                                   (1,395)
  Reorganization items, net                                        (4)
  Interest expense                                                  -
  Interest income and other                                         1
  Impairment/restructuring charges                                  -
  Litigation charges                                                -
-----------------------------------------------------------------------
     TOTAL COSTS AND EXPENSES                                 (21,274)
-----------------------------------------------------------------------
  Income/(Loss) before income taxes                              (241)
  Taxes on income/(loss)                                            -
-----------------------------------------------------------------------
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                       (241)
-----------------------------------------------------------------------
DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                                 -
  Taxes on income/(loss)                                            -
-----------------------------------------------------------------------
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                        -
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET INCOME/(LOSS)                                  $            (241)
-----------------------------------------------------------------------


Notes
-----

[1] The period of results for this legal entity was for the 30 days ended June 30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended July 12, 2003.
[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  6/15/03-7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1][2]
(DOLLARS IN 000's)


-----------------------------------------------------------------------
                                                       JUNE 15, 2003-
MINTER-WEISMAN CO.                                     JULY 12, 2003
-----------------------------------------------------------------------
NET SALES                                          $          16,430
COSTS AND EXPENSES:
 Cost of sales                                               (15,630)
 Selling and administrative                                     (299)
 Reorganization items, net                                         -
 Interest expense                                                  -
 Interest income and other                                         1
 Impairment/restructuring charges                                  -
 Litigation charges                                                -
-----------------------------------------------------------------------
     TOTAL COSTS AND EXPENSES                                (15,927)
-----------------------------------------------------------------------

 Income/(Loss) before income taxes                               503
 Taxes on income/(loss)                                            -
-----------------------------------------------------------------------
 INCOME/(LOSS) FROM CONTINUING OPERATIONS                        503
-----------------------------------------------------------------------
DISCONTINUED OPERATIONS:
 Income/(Loss) before income taxes                                 -
 Taxes on income/(1oss)                                            -
-----------------------------------------------------------------------
 INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                        -
-----------------------------------------------------------------------

-----------------------------------------------------------------------
NET INCOME/(LOSS)                                  $             503
-----------------------------------------------------------------------

Notes
-----

[1] The period of results for this legal entity was for the 30 days ended June 30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended July 12, 2003.
[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1][2]
(DOLLARS IN 000'S)


--------------------------------------------------------------------------------
                                                               JUNE 15, 2003 -
PIGGLY WIGGLY COMPANY                                          JULY 12, 2003
--------------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
   Cost of sales                                                            -
   Selling and administrative                                               -
   Reorganization items, net                                                -
   Interest expense                                                         -
   Interest income and other                                                -
   Impairment/restructuring charges                                         -
   Litigation charges                                                       -
--------------------------------------------------------------------------------
     TOTAL COSTS AND EXPENSES                                               -
--------------------------------------------------------------------------------
   Income/(Loss) before income taxes                                        -
   Taxes on income/(loss)                                                   -
--------------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 -
--------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                      266
   Taxes on income/(loss)                                                   -
--------------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             266
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET INCOME/(LOSS)                                             $          266
--------------------------------------------------------------------------------

NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended July 12, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1][2]
(DOLLARS IN 000'S)


--------------------------------------------------------------------------------
                                                               JUNE 15, 2003 -
PROGRESSIVE REALTY, INC.                                       JULY 12, 2003
--------------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
   Cost of sales                                                            -
   Selling and administrative                                               -
   Reorganization items, net                                                -
   Interest expense                                                         -
   Interest income and other                                                -
   Impairment/restructuring charges                                         -
   Litigation charges                                                       -
--------------------------------------------------------------------------------
     TOTAL COSTS AND EXPENSES                                               -
--------------------------------------------------------------------------------
   Income/(Loss) before income taxes                                        -
   Taxes on income/(loss)                                                   -
--------------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 -
--------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                        -
   Taxes on income/(loss)                                                   -
--------------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET INCOME/(LOSS)                                             $            -
--------------------------------------------------------------------------------

NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended July 12, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1][2]
(DOLLARS IN 000'S)

--------------------------------------------------------------------------------
                                                               JUNE 15, 2003 -
RAINBOW FOOD GROUP, INC.                                       JULY 12, 2003
--------------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
   Cost of sales                                                            -
   Selling and administrative                                               -
   Reorganization items, net                                                -
   Interest expense                                                         -
   Interest income and other                                                -
   Impairment/restructuring charges                                         -
   Litigation charges                                                       -
--------------------------------------------------------------------------------
     TOTAL COSTS AND EXPENSES                                               -
--------------------------------------------------------------------------------
   Income/(Loss) before income taxes                                        -
   Taxes on income/(loss)                                                   -
--------------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 -
--------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                    3,449
   Taxes on income/(loss)                                                   -
--------------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                           3,449
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET INCOME/(LOSS)                                             $        3,449
--------------------------------------------------------------------------------

NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended July 12,2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN)

------------------------------------------------------------------------------
                                                         JUNE 15, 2003 -
 RETAIL INVESTMENTS. INC.                                JULY 12, 2003
------------------------------------------------------------------------------
 NET SALES                                            $                    -
 COSTS AND EXPENSES:
    Cost of sales                                                          -
    Selling and administrative                                             -
    Reorganization items, net                                              -
    Interest expense                                                       -
    Interest income and other                                              -
    Impairment/restructuring charges                                       -
    Litigation charges                                                     -
------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                        -
------------------------------------------------------------------------------
    Income/(Loss) before income taxes                                      -
    Taxes on income/(loss)                                                 -
------------------------------------------------------------------------------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                               -
------------------------------------------------------------------------------
 DISCONTINUED OPERATIONS:
    Income/(Loss) before income taxes                                      -
    Taxes on income/loss)                                                  -
------------------------------------------------------------------------------
    INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             -
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 NET INCOME/(LOSS)                                    $                    -
------------------------------------------------------------------------------

NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended July 12, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

--------------------------------------------------------------------------
                                                      JUNE 15, 2003 -
 RFS MARKETING SERVICES. INC.                         JULY 12, 2003
--------------------------------------------------------------------------
 NET SALES                                       $                     -
 COSTS AND EXPENSES:
    Cost of sales                                                      -
    Selling and administrative                                         -
    Reorganization items, net                                          -
    Interest expense                                                   -
    Interest income and other                                          -
    Impairment/restructuring charges                                   -
    Litigation charges                                                 -
--------------------------------------------------------------------------
      TOTAL COSTS AND EXPENSES                                         -
--------------------------------------------------------------------------
    Income/(Loss) before income taxes                                  -
    Taxes on income/(loss)                                             -
--------------------------------------------------------------------------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                           -
--------------------------------------------------------------------------
 DISCONTINUED OPERATIONS:
    Income/(Loss) before income taxes                                  -
    Taxes on income/(loss)                                             -
--------------------------------------------------------------------------
    INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                         -
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET INCOME/(LOSS)                               $                     -
--------------------------------------------------------------------------

NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended July 12, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)


----------------------------------------------------------------------------
                                                         JUNE 15, 2003 -
 RICHMAR FOODS, INC.                                     JULY 12, 2003
----------------------------------------------------------------------------
 NET SALES                                           $                   -
 COSTS AND EXPENSES:
    Cost of sales                                                        -
    Selling and administrative                                           -
    Reorganization items, net                                            -
    Interest expense                                                     -
    Interest income and other                                            -
    Impairment/restructuring charges                                     -
    Litigation charges                                                   -
----------------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                                         -
----------------------------------------------------------------------------
    Income/(Loss) before income taxes                                    -
    Taxes on income/(loss)                                               -
----------------------------------------------------------------------------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                             -
----------------------------------------------------------------------------
 DISCONTINUED OPERATIONS:
    Income/(Loss) before income taxes                                5,129
    Taxes on income/(loss)                                               -
----------------------------------------------------------------------------
    INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                       5,129
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 NET INCOME/(LOSS)                                   $               5,129
----------------------------------------------------------------------------

NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended July 12, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.



                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

-----------------------------------------------------------
                                                  AS OF
FLEMING COMPANIES, INC. & SUBSIDIARIES [2]    JULY 12, 2003
-----------------------------------------------------------
ASSETS
CURRENT ASSETS:
 Cash and cash equivalents                  $     205,658
 Receivables, net [3]                             713,479
 Inventories                                      219,955
 Assets held for sale [4]                         594,908
 Other current assets                              60,740
-----------------------------------------------------------
     TOTAL CURRENT ASSETS                       1,794,740
-----------------------------------------------------------
Investments and notes receivable, net               2,070
Investment in direct financing leases                   -
-----------------------------------------------------------
NET PROPERTY AND EQUIPMENT                         55,001
-----------------------------------------------------------
Other assets                                      145,264
-----------------------------------------------------------

-----------------------------------------------------------
TOTAL ASSETS                                $   1,997,075
-----------------------------------------------------------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable [3]                       $      95,375
 Liabilities held for sale                            153
 Other current liabilities                          3,616
-----------------------------------------------------------
     TOTAL CURRENT LIABILITIES                     99,144
-----------------------------------------------------------
Long-term debt                                          -
Long-term obligations under capital leases        159,998
Other Liabilities                                  10,964

Liabilities subject to compromise [5] [6]       3,091,677

Net intercompany due to (from) [7]                 (7,464)

SHAREHOLDERS' EQUITY:
 Common stock, $2.50 par value per share          136,221
 Capital in excess of par value                   708,449
 Reinvested earnings (deficit)                 (2,074,652)
 Accumulated other comprehensive income:
   Additional minimum pension liability          (129,215)
   Cumulative foreign currency translation
     adjustment                                     1,953
-----------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY               $  (1,357,244)
-----------------------------------------------------------

-----------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY  $   1,997,075
-----------------------------------------------------------



                                                                      FORM MOR-3

LIABILITIES SUBJECT TO COMPROMISE [5][6]
Debt and notes payable [8][9]                              $    1,858,616
Accounts payable [10][15]                                         732,067
Closed store reserves [11]                                         40,389
Other liabilities [12][16]                                        196,048
Pension obligation [13][17]                                       225,531
Taxes payable [14][18]                                             39,026
                                                           --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                    $    3,091,677


LIABILITIES SUBJECT TO COMPROMISE ASSUMPTIONS

GENERAL

[1] The period close for certain legal entities was as of July 12, 2003 and as of June 30, 2003 for other legal entities. See additional detail explanation on each Balance Sheet.

[2] Excludes Abco Markets, Inc., Abco Realty, Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity. Further, the related Balance Sheets are excluded from the Monthly Operating Report.

[3] The accounts payable balance as of July 12 includes vendor deductions for PRADS, military, advertising and other vendor related deductions. Any resulting net debit balance, for each legal entity, in accounts payable has been reclassified to accounts receivable.

[4] Continuing Operations as of Period 7, 2003 includes only the convenience business (or Core-Mark, including the Fleming 7). Assets of all other businesses have been reclassified as Assets Held for Sale and liabilities as Liabilities Held for Sale as required by SFAS 146.

[5] Liabilities Subject to Compromise is comprised of prepetition Long-term Debt, Accounts payable, Closed store reserves, Other liabilities, Pension obligation and Taxes payable. Certain of the balances have been estimated. See additional detail explanations on each balance sheet.

[6] The Company may have paid certain prepetition liabilities. Not all payments made related to prepetition debts are reflected in the Liabilities Subject to Compromise. As a result, the Liabilities Subject to Compromise may be inflated by certain reclasses made between Accounts Payable and Accounts Receivable (see note 3).

[7] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[8] The senior notes, convertible senior notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. legal entity.

FLEMING ENTITIES

[9] Debt and notes payable includes bonds, revolver and term Loan and related accrued interest. The debt and notes payable (excluding accrued interest) are period 7 balances. Accrued interest relates to all prepetition debt included in Liabilities Subject to Compromise.

[10] Accounts payable includes trade payable, retailer incentives and accrued expenses, Trade payables and accrued expenses less accrued insurance were taken from the SOFA schedules (excludes Richmar Foods, Inc., Dunigan Fuels, Inc., Favar Concepts, Ltd., Fleming Transportation Service, Inc., Piggly Wiggly Company and RFS Marketing Services, Inc.) Richmar Foods, Inc.'s balance represents a detailed review of the accounts payable trial balance which was performed after the filing of the SOFA schedules. Dunigan Fuels, Inc. is a period 4 balance. Favar Concepts, Ltd., Fleming Transportation Service, Inc., Piggly Wiggly Company and RFS Marketing Services, Inc. are period 3 balances plus 9/28ths of the net activity for period 4 (9 of the 28 days in period 4 were prepetition). Accrued insurance is a period 3 balance. Retailer incentives is a period 3 balance plus 9/28ths of the net activity for period 4.

[11]    Close store reserves are period 7 balances.

[12] Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Other current liabilities, other long-term liabilities and deferred income are period 3 balances plus 9/28ths of the net activity for period 4. Accrued Compensation and union pension withdrawal liabilities are period 4 balances (excludes vacation pay which is the amount earned in excess of the $4,650 cap by employees terminated in periods 4 through 7). Accrued severance was taken from the SOFA schedules.

[13] Pension obligation is a period 7 balance less an estimated amount of $500,000 per period as postpetition.

[14] Taxes payable includes income taxes and taxes other than income. Income tax liability is a period 4 balance. Taxes other than income is a period 3 balance plus 9/28ths of the net activity for period 4.

CORE-MARK ENTITIES

[15] Accounts payable includes trade payables, retailer incentives and accrued expenses. Accounts payable is a period 4 balance (excludes Head Distributing Company which is per the SOFA schedule). Retailer incentives, accrued expenses (including accrued insurance) are period 4 balances.

[16] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, are period 4 balances.

[17] Pension obligation is a period 7 balance less an estimated amount provided by Core-Mark for postpetition.

[18] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income are period 4 balances.






                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
ABCO FOOD GROUP, INC.                                            JULY 12, 2003
---------------------                                            -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                    $          -
    Receivables, net                                                        -
    Inventories                                                             -
    Assets held for sale                                                    -
    Other current assets                                                    3
                                                                 ------------
       TOTAL CURRENT ASSETS                                                 3
                                                                 ------------
Investments and notes receivable, net                                       -
Investment in direct financing leases                                       -
                                                                 ------------
NET PROPERTY AND EQUIPMENT                                                  -
                                                                 ------------
Other assets                                                                2
                                                                 ------------

                                                                 ------------
TOTAL ASSETS                                                     $          5
                                                                 ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                             $          -
    Liabilities held for sale                                               -
    Other current liabilities                                               -
                                                                 ------------
       TOTAL CURRENT LIABILITIES                                            -
                                                                 ------------

Long-term debt                                                              -
Long-term obligations under capital leases                                  -
Other liabilities                                                           -

Liabilities subject to compromise                                       1,325

Net intercompany due to (from)                                         (1,320)

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                 -
    Capital in excess of par value                                          -
    Reinvested earnings (deficit)                                           -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                 -
       Cumulative foreign currency translation adjustment                   -
                                                                 ------------
       TOTAL SHAREHOLDERS' EQUITY                                           -
                                                                 ------------

                                                                 ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $          5
                                                                 ------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                           $          -
Accounts payable                                                           25
Closed store reserves                                                       -
Other liabilities                                                       1,300
Pension obligation                                                          -
Taxes payable                                                               -
                                                                 ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                          $      1,325


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was July 12, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
CORE-MARK INTERNATIONAL, INC.                                    JUNE 30, 2003
-----------------------------                                    -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                    $     20,162
    Receivables, net                                                  170,803
    Inventories                                                        97,151
    Assets held for sale                                                    -
    Other current assets                                               28,211
                                                                 ------------
       TOTAL CURRENT ASSETS                                           316,327
                                                                 ------------

Investments and notes receivable, net                                       -
Investment in direct financing leases                                       -
                                                                 ------------
NET PROPERTY AND EQUIPMENT                                             21,416
                                                                 ------------
Other assets                                                           40,592
                                                                 ------------

                                                                 ------------
TOTAL ASSETS                                                     $    378,335
                                                                 ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                             $          -
    Liabilities held for sale                                               -
    Other current liabilities                                             671
                                                                 ------------
       TOTAL CURRENT LIABILITIES                                          671
                                                                 ------------
Long-term debt                                                              -
Long-term obligations under capital leases                                  -
Other liabilities                                                           -

Liabilities subject to compromise                                     192,848

Net intercompany due to (from)                                        184,816

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                 -
    Capital in excess of par value                                          -
    Reinvested earnings (deficit)                                           -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                 -
       Cumulative foreign currency translation adjustment                   -
                                                                 ------------
       TOTAL SHAREHOLDERS' EQUITY                                $          -
                                                                 ------------

                                                                 ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $    378,335
                                                                 ------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                           $          -
Accounts payable                                                      171,661
Closed store reserves                                                       -
Other liabilities                                                       6,798
Pension obligation                                                      5,578
Taxes payable                                                           8,811
                                                                 ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                          $    192,848


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 7 as necessary.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
CORE-MARK INTERRELATED COMPANIES, INC.                           JUNE 30, 2003
--------------------------------------                           -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                    $          2
    Receivables, net                                                    3,305
    Inventories                                                        11,024
    Assets held for sale                                                    -
    Other current assets                                                   29
                                                                 ------------
       TOTAL CURRENT ASSETS                                            14,360
                                                                 ------------
Investments and notes receivable, net                                       -
Investment in direct financing leases                                       -


NET PROPERTY AND EQUIPMENT                                                349
                                                                 ------------
Other assets                                                                -
                                                                 ------------

                                                                 ------------
TOTAL ASSETS                                                     $     14,709
                                                                 ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                             $      2,085
    Liabilities held for sale                                             153
    Other current liabilities                                               -
                                                                 ------------
       TOTAL CURRENT LIABILITIES                                        2,238
                                                                 ------------
Long-term debt                                                              -
Long-term obligations under capital leases                                  -
Other liabilities                                                           -

Liabilities subject to compromise                                       1,031

Net intercompany due to (from)                                         11,440

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                 -
    Capital in excess of par value                                          -
    Reinvested earnings (deficit)                                           -
    Accumulated other comprehensive income:                                 -
       Additional minimum pension liability                                 -
       Cumulative foreign currency translation adjustment                   -
                                                                 ------------
       TOTAL SHAREHOLDERS' EQUITY                                $          -
                                                                 ------------

                                                                 ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $     14,709
                                                                 ------------

LIABILITIES SUBJECT TO COMPROMISE [2]                            $          -
Debt and notes payable                                                  1,031
Accounts payable                                                            -
Closed store reserves                                                       -
Other liabilities                                                           -
Pension obligation                                                          -
Taxes payable                                                               -
                                                                 ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                          $      1,031


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 7 as necessary.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
CORE-MARK MID-CONTINENT, INC.                                    JUNE 30, 2003
-----------------------------                                    -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                    $        123
    Receivables, net                                                   27,215
    Inventories                                                        28,914
    Assets held for sale                                                    -
    Other current assets                                                1,935
                                                                 ------------
       TOTAL CURRENT ASSETS                                            58,187
                                                                 ------------
Investments and notes receivable, net                                       -
Investment in direct financing leases                                       -
                                                                 ------------
NET PROPERTY AND EQUIPMENT                                             12,285
                                                                 ------------
Other assets                                                            3,249
                                                                 ------------

                                                                 ------------
TOTAL ASSETS                                                     $     73,721
                                                                 ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                             $     17,189
    Liabilities held for sale                                               -
    Other current liabilities                                               -
                                                                 ------------
       TOTAL CURRENT LIABILITIES                                       17,189
                                                                 ------------

Long-term debt                                                              -
Long-term obligations under capital leases                                  -
Other liabilities                                                           -

Liabilities subject to compromise                                       5,075

Net intercompany due to (from)                                         51,457

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                 -
    Capital in excess of par value                                          -
    Reinvested earnings (deficit)                                           -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                 -
       Cumulative foreign currency translation adjustment                   -
                                                                 ------------
       TOTAL SHAREHOLDERS' EQUITY                                $          -
                                                                 ------------

                                                                 ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $     73,721
                                                                 ------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                           $          -
Accounts payable                                                        4,212
Closed store reserves                                                       -
Other liabilities                                                         844
Pension obligation                                                          -
Taxes payable                                                              19
                                                                 ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                          $      5,075


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 7 as necessary.

FLEMING COMPANIES, INC. ET  AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
DUNIGAN FUELS, INC.                                              JULY 12, 2003
-------------------                                              -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                    $          -
    Receivables, net                                                    3,264
    Inventories                                                             -
    Assets held for sale                                                    -
    Other current assets                                                    3
                                                                 ------------
       TOTAL CURRENT ASSETS                                             3,267
                                                                 ------------

Investments and notes receivable, net                                       -
Investment in direct financing leases                                       -
                                                                 ------------
NET PROPER AND EQUIPMENT                                                    -
                                                                 ------------
Other assets                                                                -
                                                                 ------------

                                                                 ------------
TOTAL ASSETS                                                     $      3,267
                                                                 ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                             $          -
    Liabilities held for sale                                               -
    Other current liabilities                                               -
                                                                 ------------
       TOTAL CURRENT LIABILITIES                                            -
                                                                 ------------

Long-term debt                                                              -
Long-tern obligations under capital leases                                  -
Other liabilities                                                           -

Liabilities subject to compromise                                       8,867

Net intercompany due to (from)                                         (5,600)

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                 -
    Capital in excess of par value                                          -
    Reinvested earnings (deficit)                                           -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                 -
       Cumulative foreign currency translation adjustment                   -
                                                                 ------------
       TOTAL SHAREHOLDERS' EQUITY                                $          -
                                                                 ------------

                                                                 ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $      3,267
                                                                 ------------
LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                           $          -
Accounts payable                                                        8,695
Closed store reserves                                                     172
Other liabilities                                                           -
Pension obligation                                                          -
Taxes payable                                                               -
                                                                 ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                          $      8,867


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was July 12, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET  AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
FAVAR CONCEPTS, LTD                                              JULY 12, 2003
-------------------                                              -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                    $          -
    Receivables, net                                                        -
    Inventories                                                             -
    Assets held for sale                                                    -
    Other current assets                                                    -
                                                                 ------------
       TOTAL CURRENT ASSETS                                                 -
                                                                 ------------

Investments and notes receivable, net                                       -
Investment in direct financing leases                                       -
                                                                 ------------
NET PROPER AND EQUIPMENT                                                    -
                                                                 ------------
Other assets                                                               98
                                                                 ------------

                                                                 ------------
TOTAL ASSETS                                                     $         98
                                                                 ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                             $        164
    Liabilities held for sale                                               -
    Other current liabilities                                               -
                                                                 ------------
       TOTAL CURRENT LIABILITIES                                          164
                                                                 ------------

Long-term debt                                                              -
Long-tern obligations under capital leases                                  -
Other liabilities                                                           -

Liabilities subject to compromise                                         492

Net intercompany due to (from)                                           (558)

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                 -
    Capital in excess of par value                                          -
    Reinvested earnings (deficit)                                           -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                 -
       Cumulative foreign currency translation adjustment                   -
                                                                 ------------
       TOTAL SHAREHOLDERS' EQUITY                                $          -
                                                                 ------------

                                                                 ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $         98
                                                                 ------------
LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                           $          -
Accounts payable                                                          459
Closed store reserves                                                       -
Other liabilities                                                           1
Pension obligation                                                          -
Taxes payable                                                              32
                                                                 ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                          $        492


NOTES
-----

(1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was July 12, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
FLEMING COMPANIES, INC.                                          JULY 12, 2003
-----------------------                                          -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                    $    178,499
    Receivables, net                                                  382,927
    Inventories                                                        46,916
    Assets held for sale                                              493,546
    Other current assets                                               27,490
                                                                 ------------
       TOTAL CURRENT ASSETS                                         1,129,378
                                                                 ------------

Investments and notes receivable, net                                   2,070
Investment in direct financing leases                                       -
                                                                 ------------
NET PROPER AND EQUIPMENT                                               14,965
                                                                 ------------
Other assets                                                           89,722
                                                                 ------------

                                                                 ------------
TOTAL ASSETS                                                     $  1,236,135
                                                                 ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                             $     68,137
    Liabilities held for sale                                               -
    Other current liabilities                                               -
                                                                 ------------
       TOTAL CURRENT LIABILITIES                                       68,137
                                                                 ------------

Long-term debt                                                              -
Long-term obligations under capital leases                            113,148
Other liabilities                                                       9,418

Liabilities subject to compromise                                   2,779,102

Net intercompany due to (from)                                       (376,426)

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                           136,221
    Capital in excess of par value                                    708,449
    Reinvested earnings (deficit)                                  (2,074,652)
    Accumulated other comprehensive income:
       Additional minimum pension liability                          (129,215)
       Cumulative foreign currency translation adjustment               1,953
                                                                 ------------
       TOTAL SHAREHOLDERS' EQUITY                                $ (1,357,244)
                                                                 ------------

                                                                 ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $  1,236,135
                                                                 ------------
LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                           $  1,858,616
Accounts payable                                                      453,748
Closed store reserves                                                  40,217
Other liabilities                                                     184,086
Pension obligation                                                    218,333
Taxes payable                                                          24,102
                                                                 ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                          $  2,779,102


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for the continuing operations of this legal entity (four convenience divisions) was as of June 30, 2003, and for the discontinued operations as of July 12, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                       AS OF
FLEMING FOODS OF TEXAS, L.P.                                      JULY  12, 2003
----------------------------                                      --------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                     $            -
    Receivables, net                                                      69,243
    Inventories                                                                -
    Assets held for sale                                                  45,436
    Other current assets                                                     938
                                                                  --------------
       TOTAL CURRENT ASSETS                                              115,617
                                                                  --------------
Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -
                                                                  --------------
NET PROPERTY AND EQUIPMENT                                                     -
                                                                  --------------
Other assets                                                               8,729
                                                                  --------------

                                                                  --------------
TOTAL ASSETS                                                      $      124,346
                                                                  --------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                              $            -
    Liabilities held for sale                                                  -
    Other current liabilities                                                430
                                                                  --------------
       TOTAL CURRENT LIABILITIES                                             430
                                                                  --------------

Long-tern debt                                                                 -
Long-term obligations under capital leases                                 2,351
Other liabilities                                                              -

Liabilities subject to compromise                                         43,442


Net intercompany due to (from)                                            78,123


SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                    -
    Capital in excess of par value                                             -
    Reinvested earnings (deficit)                                              -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                    -
       Cumulative foreign current translation adjustment                       -
                                                                  --------------
       TOTAL SHAREHOLDERS' EQUITY                                 $            -
                                                                  --------------

                                                                  --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $      124,346
                                                                  --------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                            $            -
Accounts payable                                                          42,027
Closed store reserves                                                          -
Other liabilities                                                            805
Pension obligation                                                             -
Taxes payable                                                                610
                                                                  --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $       43,442


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was July 12, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                       AS OF
FLEMING INTERNATIONAL, LTD                                        JULY  12, 2003
--------------------------                                        --------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                     $            -
    Receivables, net                                                         800
    Inventories                                                                -
    Assets held for sale                                                       -
    Other current assets                                                     174
                                                                  --------------
       TOTAL CURRENT ASSETS                                                  974
                                                                  --------------
Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -
                                                                  --------------
NET PROPERTY AND EQUIPMENT                                                     -
                                                                  --------------
Other assets                                                                  49
                                                                  --------------

                                                                  --------------
TOTAL ASSETS                                                      $        1,023
                                                                  --------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                              $            -
    Liabilities held for sale                                                  -
    Other current liabilities                                                  -
                                                                  --------------
       TOTAL CURRENT LIABILITIES                                               -
                                                                  --------------

Long-tern debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                              -

Net intercompany due to (from)                                             1,023


SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                    -
    Capital in excess of par value                                             -
    Reinvested earnings (deficit)                                              -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                    -
       Cumulative foreign current translation adjustment                       -
                                                                  --------------
       TOTAL SHAREHOLDERS' EQUITY                                 $            -
                                                                  --------------

                                                                  --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $        1,023
                                                                  --------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                            $            -
Accounts payable                                                               -
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                  --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $            -


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was July 12, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                       AS OF
FLEMING SUPERMARKETS OF FLORIDA, INC.                             JULY  12, 2003
-------------------------------------                             --------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                     $            -
    Receivables, net                                                         720
    Inventories                                                                -
    Assets held for sale                                                       -
    Other current assets                                                       -
                                                                  --------------
       TOTAL CURRENT ASSETS                                                  720
                                                                  --------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -
                                                                  --------------
NET PROPERTY AND EQUIPMENT                                                     -
                                                                  --------------
Other assets                                                                   -
                                                                  --------------

                                                                  --------------
TOTAL ASSETS                                                      $          720
                                                                  --------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                              $            -
    Liabilities held for sale                                                  -
    Other current liabilities                                                  -
                                                                  --------------
       TOTAL CURRENT LIABILITIES                                               -
                                                                  --------------

Long-tern debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                              -


Net intercompany due to (from)                                               720


SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                    -
    Capital in excess of par value                                             -
    Reinvested earnings (deficit)                                              -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                    -
       Cumulative foreign current translation adjustment                       -
                                                                  --------------
       TOTAL SHAREHOLDERS' EQUITY                                 $            -
                                                                  --------------

                                                                  --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $          720
                                                                  --------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                            $            -
Accounts payable                                                               -
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                  --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $            -


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was July 12, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                       AS OF
FLEMING TRANSPORTATION SERVICES, INC.                             JULY  12, 2003
-------------------------------------                             --------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                     $            -
    Receivables, net                                                       1,263
    Inventories                                                                -
    Assets held for sale                                                   6,306
    Other current assets                                                      49
                                                                  --------------
       TOTAL CURRENT ASSETS                                                7,618
                                                                  --------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -
                                                                  --------------
NET PROPERTY AND EQUIPMENT                                                     -
                                                                  --------------
Other assets                                                                   -
                                                                  --------------

                                                                  --------------
TOTAL ASSETS                                                      $        7,618
                                                                  --------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                              $          275
    Liabilities held for sale                                                  -
    Other current liabilities                                                504
                                                                  --------------
       TOTAL CURRENT LIABILITIES                                             779
                                                                  --------------

Long-tern debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                            242

Net intercompany due to (from)                                             6,597

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                    -
    Capital in excess of par value                                             -
    Reinvested earnings (deficit)                                              -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                    -
       Cumulative foreign current translation adjustment                       -
                                                                  --------------
       TOTAL SHAREHOLDERS' EQUITY                                 $            -
                                                                  --------------

                                                                  --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $        7,618
                                                                  --------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                            $            -
Accounts payable                                                             208
Closed store reserves                                                          -
Other liabilities                                                             25
Pension obligation                                                             -
Taxes payable                                                                  9
                                                                  --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $          242


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was July 12, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                      AS OF
HEAD DISTRIBUTING COMPANY                                         JULY 12, 2003
-------------------------                                         -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                     $            -
    Receivables, net                                                      20,027
    Inventories                                                           22,085
    Assets held for sale                                                       -
    Other current assets                                                     665
                                                                  --------------
       TOTAL CURRENT ASSETS                                               42,777
                                                                  --------------
Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -
                                                                  --------------
NET PROPERTY AND EQUIPMENT                                                 3,608
                                                                  --------------
Other assets                                                               1,168
                                                                  --------------

                                                                  --------------
TOTAL ASSETS                                                      $       47,553
                                                                  --------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                              $        6,422
    Liabilities held for sale                                                  -
    Other current liabilities                                                  -
                                                                  --------------
       TOTAL CURRENT LIABILITIES                                           6,422
                                                                  --------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                          7,416

Net intercompany due to (from)                                            33,715

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                    -
    Capital in excess of par value                                             -
    Reinvested earnings (deficit)                                              -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                    -
       Cumulative foreign currency translation adjustment                      -
                                                                  --------------
       TOTAL SHAREHOLDERS' EQUITY                                 $            -
                                                                  --------------

                                                                  --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $       47,553
                                                                  --------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                            $            -
Accounts payable                                                           7,485
Closed store reserves                                                          -
Other liabilities                                                            (95)
Pension obligation                                                             -
Taxes payable                                                                 26
                                                                  --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $        7,416


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 7 as necessary.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                      AS OF
MINTER-WEISMAN CO.                                                JUNE 30, 2003
------------------                                                -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                     $      6,858
    Receivables, net                                                    20,418
    Inventories                                                         13,865
    Assets held for sale                                                     -
    Other current assets                                                   886
                                                                  ------------
       TOTAL CURRENT ASSETS                                             42,027
                                                                  ------------

Investments and notes receivable, net                                        -
Investment in direct financing leases                                        -
                                                                  ------------
NET PROPERTY AND EQUIPMENT                                               2,378
                                                                  ------------
Other assets                                                               428
                                                                  ------------

                                                                  ------------
TOTAL ASSETS                                                      $     44,833
                                                                  ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                              $          -
    Liabilities held for sale                                                -
    Other current liabilities                                              206
                                                                  ------------
       TOTAL CURRENT LIABILITIES                                           206
                                                                  ------------

Long-term debt                                                               -
Long-term obligations under capital leases                                   -
Other liabilities                                                            -

Liabilities subject to compromise                                        6,017

Net intercompany due to (from)                                          38,610

SHAREHOLDERS' EQUITY:
    Common stock, $2,50 par value per share                                  -
    Capital in excess of par value                                           -
    Reinvested earnings (deficit)                                            -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                  -
       Cumulative foreign currency translation adjustment                    -
                                                                  ------------
       TOTAL SHAREHOLDERS' EQUITY                                 $          -
                                                                  ------------

                                                                  ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $     44,833
                                                                  ------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                            $          -
Accounts payable                                                         5,794
Closed store reserves                                                        -
Other liabilities                                                          208
Pension obligation                                                           -
Taxes payable                                                               15
                                                                  ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $      6,017


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 7 as necessary.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                      AS OF
PIGGLY WIGGLY COMPANY                                             JULY 12, 2003
---------------------                                             -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                     $          -
    Receivables, net                                                     1,223
    Inventories                                                              -
    Assets held for sale                                                   996
    Other current assets                                                   113
                                                                  ------------
       TOTAL CURRENT ASSETS                                       $      2,332
                                                                  ------------
Investments and notes receivable, net                                        -
Investment in direct financing leases                                        -
                                                                  ------------
NET PROPERTY AND EQUIPMENT                                                   -
                                                                  ------------
Other assets                                                                 -
                                                                  ------------

                                                                  ------------
TOTAL ASSETS                                                      $      2,332
                                                                  ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                              $          -
    Liabilities held for sale                                                -
    Other current liabilities                                               15
                                                                  ------------
       TOTAL CURRENT LIABILITIES                                            15
                                                                  ------------
Long-term debt                                                               -
Long-term obligations under capital leases                                   -
Other liabilities                                                            -

Liabilities subject to compromise                                          597

Net intercompany due to (from)                                           1,720

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                  -
    Capital in excess of par value                                           -
    Reinvested earnings (deficit)                                            -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                  -
       Cumulative foreign currency translation adjustment                    -
                                                                  ------------
       TOTAL SHAREHOLDERS' EQUITY                                 $          -
                                                                  ------------

                                                                  ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $      2,332
                                                                  ------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                            $          -
Accounts payable                                                           597
Closed store reserves                                                        -
Other liabilities                                                            -
Pension obligation                                                           -
Taxes payable                                                                -
                                                                  ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $        597


NOTES
-----

[l] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was July 12, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000's)

                                                                      AS OF
PROGRESSIVE REALTY, INC.                                          JULY 12, 2003
------------------------                                          -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                     $          -
    Receivables, net                                                         -
    inventories                                                              -
    Assets held for sale                                                     -
    Other current assets                                                     -
                                                                  ------------
       TOTAL CURRENT ASSETS                                                  -
                                                                  ------------

Investments and notes receivable, net                                        -
Investment in direct financing leases                                        -
                                                                  ------------
NET PROPERTY AND EQUIPMENT                                                   -
                                                                  ------------
Other assets                                                                 -
                                                                  ------------

                                                                  ------------
TOTAL ASSETS                                                      $          -
                                                                  ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                              $          9
    Liabilities held for sale                                                -
    Other current liabilities                                              290
                                                                  ------------
       TOTAL CURRENT LIABILITIES                                           299
                                                                  ------------

Long-term debt                                                               -
Long-tern obligations under capital leases                                   -
Other liabilities                                                            -

Liabilities subject to compromise                                        1,220

Net intercompany due to (from)                                          (1,519)

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                  -
    Capital in excess of par value                                           -
    Reinvested earnings (deficit)                                            -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                  -
       Cumulative foreign currency translation adjustment                    -
                                                                  ------------
       Total shareholders' equity                                 $          -
                                                                  ------------

                                                                  ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $          -
                                                                  ------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                            $          -
Accounts payable                                                             -
Closed store reserves                                                        -
Other liabilities                                                        1,220
Pension obligation                                                           -
Taxes payable                                                                -
                                                                  ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $      1,220


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was July 12,2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000's)

                                                                      AS OF
RAINBOW FOOD GROUP, INC.                                          JULY 12, 2003
------------------------                                          -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                     $          -
    Receivables, net                                                     7,372
    Inventories                                                              -
    Assets held for sale                                                21,830
    Other current assets                                                   242
                                                                  ------------
       TOTAL CURRENT ASSETS                                             29,444
                                                                  ------------

Investments and notes receivable, net                                        -
Investment in direct financing leases                                        -
                                                                  ------------
NET PROPERTY AND EQUIPMENT                                                   -
                                                                  ------------
Other assets                                                                80
                                                                  ------------

                                                                  ------------
TOTAL ASSETS                                                      $     29,524
                                                                  ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                              $      1,094
    Liabilities held for sale                                                -
    Other current liabilities                                              854
                                                                  ------------
       TOTAL CURRENT LIABILITIES                                         1,948
                                                                  ------------

Long-term debt                                                               -
Long-term obligations under capital leases                              23,615
Other liabilities                                                            -

Liabilities subject to compromise                                       27,049

Net intercompany due to (from)                                         (23,088)

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                  -
    Capital in excess of par value                                           -
    Reinvested earnings (deficit)                                            -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                  -
       Cumulative foreign currency translation adjustment                    -
                                                                  ------------
       TOTAL SHAREHOLDERS' EQUITY                                 $          -
                                                                  ------------

                                                                  ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $     29,524
                                                                  ------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                            $          -
Accounts payable                                                        23,578
Closed store reserves                                                        -
Other liabilities                                                          201
Pension obligation                                                       1,570
Taxes payable                                                            1,700
                                                                  ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $     27,049


NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was July 12,2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                               AS OF
RETAIL INVESTMENTS, INC.                                   JULY 12, 2003
------------------------                                   -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                   $  2
    Receivables, net                                               -
    Inventories                                                    -
    Assets held for sale                                           -
    Other current assets                                           -
                                                                ----
       TOTAL CURRENT ASSETS                                        2
                                                                ----

Investments and notes receivable, net                              -
Investment in direct financing leases                              -
                                                                ----

NET PROPERTY AND EQUIPMENT                                         -
                                                                ----
Other assets                                                       -
                                                                ----

                                                                ----
TOTAL ASSETS                                                    $  2
                                                                ----

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                            $  -
    Liabilities held for sale                                      -
    Other current liabilities                                      3
                                                                ----
       TOTAL CURRENT LIABILITIES                                   3
                                                                ----

Long-term debt                                                     -
Long-term obligations under capital leases                         -
Other liabilities                                                  -

Liabilities subject to compromise                                  -

Net intercompany due to (from)                                    (1)

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                        -
    Capital in excess of par value                                 -
    Reinvested earnings (deficit)                                  -
    Accumulated other comprehensive income:                        -
       Additional minimum pension liability                        -
       Cumulative foreign currency translation adjustment          -
                                                                ----
       TOTAL SHAREHOLDERS' EQUITY                               $  -
                                                                ----

                                                                ----
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $  2
                                                                ----

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                          $  -
Accounts payable                                                   -
Closed store reserves                                              -
Other liabilities                                                  -
Pension obligation                                                 -
Taxes payable                                                      -
                                                                ----
TOTAL LIABILITIES SUBJECT TO COMPROMISE                         $  -

NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was July 12,2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                AS OF
RFS MARKETING SERVICES, INC.                                JULY 12, 2003
----------------------------                                -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                   $ 12
    Receivables, net                                              23
    Inventories                                                    -
    Assets held for sale                                           -
    Other current assets                                           1
                                                                ----
       TOTAL CURRENT ASSETS                                       36
                                                                ----

Investments and notes receivable, net                              -
Investment in direct financing leases                              -
                                                                ----
NET PROPERTY AND EQUIPMENT                                         -
                                                                ----
Other assets                                                      33
                                                                ----

                                                                ----
TOTAL ASSETS                                                    $ 69
                                                                ----

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                            $  -
    Liabilities held for sale                                      -
    Other current liabilities                                      -
                                                                ----
       TOTAL CURRENT LIABILITIES                                   -
                                                                ----

Long-term debt                                                     -
Long-term obligations under capital leases                         -
Other liabilities                                                  -

Liabilities subject to compromise                                 53

Net intercompany due to (from)                                    16

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                        -
    Capital in excess of par value                                 -
    Reinvested earnings (deficit)                                  -
    Accumulated other comprehensive income:
       Additional minimum pension liability                        -
       Cumulative foreign currency translation adjustment          -
                                                                ----
       TOTAL SHAREHOLDERS' EQUITY                               $  -
                                                                ----

                                                                ----
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $ 69
                                                                ----

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                          $  -
Accounts payable                                                  30
Closed store reserves                                              -
Other liabilities                                                 23
Pension obligation                                                 -
Taxes payable                                                      -
                                                                ----
TOTAL LIABILITIES SUBJECT TO COMPROMISE                         $ 53
                                                                ----

NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was July 12,2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                              AS OF
RICHMAR FOODS, INC.                                       JULY 12, 2003
-------------------                                       -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                               $      -
    Receivables, net                                           4,876
    Inventories                                                    -
    Assets held for sale                                      26,794
    Other current assets                                           1
                                                            --------
       TOTAL CURRENT ASSETS                                   31,671
                                                            --------

Investments and notes receivable, net                              -
Investment in direct financing leases                              -
                                                            --------
NET PROPERTY AND EQUIPMENT                                         -
                                                            --------
Other assets                                                   1,114
                                                            --------

                                                            --------
TOTAL ASSETS                                                $ 32,785
                                                            --------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                        $      -
    Liabilities held for sale                                      -
    Other current liabilities                                    643
                                                            --------
       TOTAL CURRENT LIABILITIES                                 643
                                                            --------

Long-term debt                                                     -
Long-term obligations under capital leases                    20,884
Other liabilities                                              1,546

Liabilities subject to compromise                             16,901

Net intercompany due to (from)                                (7,189)

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                        -
    Capital in excess of par value                                 -
    Reinvested earnings (deficit)                                  -
    Accumulated other comprehensive income:
       Additional minimum pension liability                        -
       Cumulative foreign currency translation adjustment          -
                                                            --------
       TOTAL SHAREHOLDERS' EQUITY                           $      -
                                                            --------

                                                            --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $ 32,785
                                                            --------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                      $      -
Accounts payable                                              12,517
Closed store reserves                                              -
Other liabilities                                                632
Pension obligation                                                50
Taxes payable                                                  3,702
                                                            --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                     $ 16,901

NOTES
-----

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was July 12, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
(DOLLARS IN 000'S)

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

FLEMING                                     BEGINNING           AMOUNT                                 ENDING
                                               TAX            WITHHELD OR          AMOUNT               TAX
                                            LIABILITY           ACCRUED           PAID [11]          LIABILITY
                                            ---------         -----------         ---------          ---------
FEDERAL
Payroll Taxes [1]                           $   (201)          $ (7,102)           $  7,091              (212)
Income                                          (299)               609                (245)               65
                                            --------           --------            --------          --------
  TOTAL FEDERAL TAXES                       $   (500)          $ (6,493)           $  6,845          $   (148)
                                            --------           --------            --------          --------

STATE AND LOCAL
Payroll Taxes [1]                           $   (947)          $ (1,600)           $  1,236            (1,311)
Sales [2]                                     (2,830)              (388)              1,094            (2,124)
Excise [2]                                       (52)               (12)                 19               (44)
Real & Personal Property [3]                 (12,629)                 -                 225           (12,404)
Cigarette & Tobacco [4]                            -             (1,138)              1,138                 -
Franchise [2]                                   (166)               (75)                 25              (216)
                                            --------           --------            --------          --------
  Total State and Local                     $(16,623)          $ (3,214)           $  3,737          $(16,100)
                                            --------           --------            --------          --------

TOTAL TAXES                                 $(17,124)          $ (9,706)           $ 10,582          $(16,248)
                                            --------           --------            --------          --------

CORE-MARK [9]                               BEGINNING            AMOUNT                                ENDING
                                               TAX             WITHHELD OR          AMOUNT              TAX
                                            LIABILITY            ACCRUED             PAID            LIABILITY
                                            ---------          -----------         ---------         ---------
FEDERAL
Payroll Taxes [1]                           $   (278)          $ (1,976)           $  1,947          $   (307)
Income                                             -                  -                   -                 -
                                            --------           --------            --------          --------
  TOTAL FEDERAL TAXES                       $   (278)          $ (1,976)           $  1,947          $   (307)
                                            --------           --------            --------          --------

STATE AND LOCAL
Payroll Taxes [1]                           $      -               (244)                244                (0)
Sales                                            (35)               (42)                 43               (34)
Excise                                          (277)              (178)                133              (321)
Real & Personal Property [3]                    (190)               (90)                 10              (270)
Cigarette & Tobacco                          (58,012)           (88,109)            101,760           (44,362)
Other: GST [5]                                (3,772)            (1,976)              3,575            (2,174)
Other: Spokane & Portland B&O Tax [6]            (70)               (79)                 55               (94)
                                            --------           --------            --------          --------
  Total State and Local                     $(62,355)          $(90,718)           $105,819          $(47,254)
                                            --------           --------            --------          --------

TOTAL TAXES                                 $(62,633)          $(92,694)           $107,766          $(47,561)
                                            --------           --------            --------          --------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS)                                               AMOUNT
---------------------------------------------                                              --------
Current                                                                                    $     -
0 - 30 days [7]                                                                             76,101
31 - 60 days                                                                                     -
61 - 90 days                                                                                     -
91+ days                                                                                         -
                                                                                           -------
Total Accounts Payable [8]                                                                 $76,101
                                                                                           -------

CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS) [9]                                         AMOUNT
---------------------------------------------------                                        --------
Current                                                                                    $     -
0 - 30 days [7] [10]                                                                        19,274
31 - 60 days                                                                                     -
61 - 90 days                                                                                     -
91+ days                                                                                         -
                                                                                           -------
Total Accounts Payable [8]                                                                 $19,274
                                                                                           -------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. as a result of the sale of Fleming Companies, Inc.'s wholesale grocery operations.

NOTES
-----

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued. Further, Fleming's payroll taxes, both federal and state, include Core-Mark's seven Eastern divisions.

[2] Sales, Excise and Franchise postpetition taxes are calculated by adding to the period 6 balance the net accrual increase/decrease in period 7. As a result of further review of period 4, 5 and 6 Monthly Operating Reports, adjustments were made to the Ending Sales and Excise Tax Liability balances and were reflected in the above Beginning Tax Liability Balance. In particular, the Sales Ending Tax Liability balance in periods 4 and 5 were reduced by $117,000 and $298,000. In period 6 the Sales Ending Tax Liability balance was increased by $154,000. The Excise Ending Tax Liability balance in period 5 was decreased by $1,000.

[3] Fleming's postpetition Real and personal property taxes include 275/365 of 2003 (April 2003 through December 2003) taxes and 2004 taxes. Upon further review of the period 4 Monthly Operating Report, as adjustment was made to the ending postpetition tax liability. In particular, the adjustment reduced the ending balance by $262,000. The beginning tax liability balance above reflects this adjustment. Additionally, Cor-Mark's Real & personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] Cigarette and tobacco tax data was not available on an accrual basis. The period 7 expense was recorded as the accrual and the expense amount.

[5]  GST refers to Canadian Goods and Service Taxes.

[6] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[7] Fleming and Core-mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Fleming's aging includes Head and Minter-Weisman.

[8] Accounts Payable per the Balance Sheet includes trade accounts payable, retailer incentives and other accrued expenses.

[9] Core-Mark's postpetition taxes and Accounts Payable data is for Core-Mark's period 7 which is June 1, 2003 through June 30, 2003.

[10] Core-Mark's Accounts Payable Aging excludes the "Fleming 7" entities.

[11] Amount Paid represents the periods total other adjustments, amounts paid and amount received.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03
(DOLLARS IN 000'S)


                           ACCOUNTS RECEIVABLE AGINGS

FLEMING ACCOUNTS RECEIVABLE AGING [1] [2]                              AMOUNT
-----------------------------------------                           ------------
Not Due                                                             $     99,771
Current                                                                  151,922
1 - 7 days old                                                            65,030
8 - 14 days old                                                           21,566
15 - 21 days old                                                           8,973
+ Over 21 days old                                                       248,004
Credits Over 21 days old [1]                                             (37,188)
                                                                    ------------
Total Accounts Receivable                                           $    558,077
                                                                    ------------
Amount considered uncollectible (Bad Debt) [3]                           (45,922)
                                                                    ------------
Accounts Receivable (Net)                                           $    512,156
                                                                    ------------

CORE-MARK ACCOUNTS RECEIVABLE AGING [1] [4]                            AMOUNT
-------------------------------------------                         ------------
Current                                                             $    177,173
1 - 30 days old                                                           19,200
31 - 45 days old                                                             721
40 - 60 days old                                                             729
61 - 90 days old                                                           1,650
91 - 120 days old                                                            671
+ Over 120 days                                                            4,891
                                                                    ------------
Total Accounts Receivable                                           $    205,036
                                                                    ------------
Amount considered uncollectible (Bad Debt)                                (3,713)
                                                                    ------------
Accounts Receivable (Net)                                           $    201,323
                                                                    ------------

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                               YES           NO
----------------------------                          ------------  ------------
1.  Have any assets been sold or transferred
    outside the normal course of business
    this reporting period? If yes, provide an
    explanation below. [5]                                  X

2.  Have any funds been disbursed from any
    account other than a debtor in possession
    account this reporting period? If yes,
    provide an explanation below.                                         X

3.  Have all postpetition tax returns been
    timely filed? If no, provide an
    explanation below. [6]                                                X

4.  Are workers compensation, general
    liability and other necessary insurance
    coverages in effect? If no, provide an
    explanation below.                                      X

NOTES
-----

[1] Fleming's Accounts Receivable Aging includes Core-Mark's 7 Eastern divisions
    ("Fleming 7"). Therefore, Core-Mark's Accounts Receivable Aging excludes them.

[2] An Accounts Receivable Aging was not available Fleming's entities, excluding
    Wholesale. The Wholesale Accounts Receivable was aged above as it accounts for approximately 39.7% of the Accounts Receivable balance. The remaining accounts receivable balance (including any adjustments) was allocated to each aging category based on the percentage of Fleming's wholesale aging categories to total wholesale accounts receivable.

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as of July 12, 2003.

[4] Core-Mark's Accounts Receivable data is for Core-Mark's period 7 ended June
    30, 2003. Further, Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments. As a result, the remaining receivable balance was allocated to each aging category based on the percentage of each aging category to total accounts receivable.

[5] On June 19th, 30th and July 7th the Company sold 6 Food 4 Less Beverage
    Company, Inc. stores to Save Mart, 1 Rainbow Food Group, Inc. store to Fresh Brands and pharmacy inventory files to Roundy's for total net proceeds of approximately $27.3 million. On June 28th the Company sold Yes!Less equipment at 17 stores and assigned leases of 13 stores for total proceeds of approximately $810,000. The Company liquidated inventory located in Northeast Maryland, Warsaw and Salt Lake City on June 30th for approximately $2.2 million. Next, on June 20th, 27th and 28th, the Company sold its Minnesota pharmacy files and related inventory to Walgreens and ShopKo, 2 Arizona and 2 Texas pharmacy files and related inventory to Walgreens as well as 1 New Mexico pharmacy file and related inventory. Total proceeds from these sales were approximately $735,000 (sale/assignment dates do not correspond to actual cash receipts).

[6] Two postpetition tax returns were not filed timely due to incomplete information from Fleming. The two returns were June 2003 Georgia Cigarette Return from the Geneva Division and the June 2003 Mississippi Cigarette & Tobacco Return out of the Memphis Division.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/03 - 7/12/03










If additional information is required for the current or any future Monthly Operating Reports, please send the request to Jerry Rebel at Fleming Companies (1945 Lakepointe Dr.; Lewisville, TX 75057).

[ERNST & YOUNG LLP LOGO]  2121 San Jacinto Street, Suite 1500      Dallas Office
                          Dallas TX 76201                   Phone (214) 969-8000
                                                        Facsimile (214) 969-9770


FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 6/15/2003 to 7/12/2003



                                  TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) has been retained to provide certain tax services to the Debtors (the "Tax Services"). E&Y provided the Tax Services pursuant to the terms and conditions set forth In the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

     - Prepare certain federal income, state income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

     - Prepare certain sales, excises, and use tax returns for U.S., state and local governments and provide them to management of the Debtor for filing;

     - Provide certain property tax returns prepared by third party consultants to management of the Debtor for filing;

     - Prepare certain property tax returns and provide them to management of the Debtor for filing; and

     - Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax system and procedures.

During the reporting period, the following two returns were not timely filed due to incomplete information at the time the returns were due. These returns have subsequently been filed with the appropriate jurisdictions.

June 2003 Georgia Cigarette Return from the Geneva Division,

June 2003 Mississippi Cigarette & Tobacco Return out of the Memphis Division.


To the best of my knowledge, E&Y has completed the above mentioned activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.


    August 25, 2003                           /s/ Lisa P. Shield
-------------------------                     -------------------------------
        Date                                  Lisa P. Shield, Partner

      April 8, 2003


      Mr. Mark Shapiro
      Chief Financial Officer
      Fleming Companies, Inc.
      1945 Lakepointe Dr.
      Lewisville, Texas 75057

                          Tax Operate Engagement Letter

      Dear Mr. Shapiro:

      This letter will confirm the engagement of Ernst & Young LLP ("E&Y") to provide Tax Outsourcing and Operations Services ("Services") described below to Fleming Companies, Inc. and affiliates ("the Company") subsequent to its filing a Chapter 11 petition in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").


      This Agreement sets out the scope and timing of those Services and the fee arrangements for our work. These services will commence upon approval by the Bankruptcy Court and remain in effect until the earlier of April 1, 2008 or such time as the Company emerges from Chapter 11.

      We have agreed to provide such Services, contingent upon the Bankruptcy Court's approving our retention, in accordance with the terms and conditions which are set forth in the Agreement.

      SCOPE OF SERVICES

      We will provide to the Company the Services described in Attachment 1 ("the Services"), which may be modified from time to time by our mutual written consent, subject to the terms of this Agreement, the attached Supplemental Terms and Conditions, and approval of the Bankruptcy Court.

      The Company's management is responsible for establishing and maintaining its tax system and procedures and directing the tax function. It will: (1) designate the appropriate individual to be responsible for the tax function; (2) determine the scope and frequency of all Services to be performed; (3) provide us with accurate, timely information and appropriate resources to enable us to perform Services; (4) maintain books and records as required by law and as is necessary to support any positions taken on any tax return included within the scope of this engagement in the event of any taxing authority examination; and (5) evaluate the adequacy of the tax procedures performed.

      The Management Liaison will assist in recommending tax services to be provided by E&Y to the Company. The Management Liaison is responsible for decisions regarding tax services to be performed.

Mr. Mark Shapiro                                                          Page 2
Flaming Companies, Inc.                                            April 8, 2003


Our advice and services are only applicable to the specific facts presented to us. This agreement expressly authorizes the Company to disclose every aspect of our advice and Services with any and all persons, without limitation. However, because our advice is solely for the benefit of the Company and is not to be relied upon by any other persons, as part of any such disclosure the Company must inform all such persons that they may not rely upon our advice without our written consent.

The Company consents to the disclosure of its tax return information to E&Y, its partners, and employees, for the purpose of rendering tax and accounting services to clients. We will not disclose or otherwise use this information for any purpose other than that described in this letter or as allowed under the laws of the applicable jurisdictions.

Information regarding federal tax advice provided to you, communications between us, and material we create in the course of providing that advice, may be privileged and protected from disclosure to Internal Revenue Service (IRS). If IRS seeks disclosure from you or us of written or oral communications relating to the advice, we will discuss with you whether and how you assert, or waive, the privilege.

DISCLOSURE OF REPORTABLE TRANSACTIONS

Treasury regulations require corporations and other entities to file disclosure statements relating to certain tax strategies/transactions that the IRS has identified as Listed Transactions, any transaction that is substantially similar to a Listed Transaction, and Other Reportable Transactions. The disclosure statements must be filed with the proper tax return and also sent separately to the IRS. Failure to properly disclose any of these transactions/strategies in which the Company directly or indirectly participated may result in the imposition of penalties. During the process of gathering data to prepare the Company's federal tax returns, we require Company personnel to complete a questionnaire regarding Listed Transactions and Other Reportable Transactions. If then is a particular person in the Company, other than you, who should be responding to these questions, please immediately provide that person's name, position and telephone number to Lisa P. Shield at E&Y. E&Y will not be liable for any penalties resulting from the Company's failure to accurately and timely respond to these questions or to timely file the required disclosure statements.

USE OF E&Y SOFTWARE

During this engagement, the Company employees authorized by both E&Y and the Company will have access to E&Y's software known as TaxSite, eyC@Pture TaxDrivR, and/or QuickPlace (collectively know as "the Software"), for the purposes of assisting the Company through E&Y's completion of the Services. We will not install the Software on the Company's computers. The Company will not, nor permit others, to copy, duplicate, or modify the Software. Tho Company will not decompile, reverse engineer, or in any way derive any source code from or create any derivative work of the Software. The Company acknowledges that its use of the Software is not a substitute for any documentation or system of records created or

Mr. Mark Shapiro                                                         Page 3
Fleming Companies, Inc.                                           April 8, 2003



maintained pursuant to law, including but not limited to Internal Revenue Code
Section 6001. The Company is responsible for maintaining separate copies of any documentation it inputs into the Software. Software is provided "AS IS" without warranty and E&Y shall not provide any support or maintenance for the Software unless otherwise mutually agreed.

The Company's use of QuickPlace shall be subject to and governed by the terms and conditions of a user agreement under the terms and conditions of which are required to be agreed to by an authorized representative of the Company prior to the Company's access to QuickPlace.

FEES

E&Y will bill the Services outlined in this Agreement based on standard hourly rates for provision of this category of service, which are revised annually effective July 1. Presently, these rates range as follows by level of tax professional:

        Partners and Principals             $425 to $750
        Senior Managers                     $370 to $540
        Managers                            $250 to $490
        Senior Staff                        $180 to $375
        Staff                               $130 to $240

We will request payment of our fees in accordance with local bankruptcy rules for the District of Delaware and any relevant administrative orders. In addition, we will request reimbursement of our actual expenses related to this Agreement, as well as fees for any time (including reasonable expenses of legal counsel) we may incur in considering or responding to discovery requests or participating as a witness or otherwise in any legal, regulatory or other proceeding as a result of our performance of these Services.

Staffing for Provision of Tax Compliance Services

Lisa P. Shield will be the engagement tax partner responsible for the provision of our tax services. David Coley, Senior Manager, and Dave Sigler, Senior Manager will work closely with Lisa Shield and management In providing tax services. If any of these individuals ceases to provide tax services to the Company pursuant to this Agreement, Ernst & Young will so advise the Company and, if that professional is replaced, provide the Company with the name of that professional's replacement.

Our tax services team Includes the following tax professionals as of the date of this petition. Other professionals may be needed to assist with our provision of services to the Company on an ongoing basis.

Layne Wrobleski                               Janatha McCullough
Jennifer Adair                                John Dixson
Nancy Flagg                                   Daniel Roche

Mr. Mark Shapiro                                                         Page 4
Fleming Companies, Inc.                                           April 8, 2003



Eliot Fielding                                Michael Sanders
Davila Nielsen                                Timothy Murray
Hilary Mink                                   Keith Anderson
Patsy Bustamente                              Katie Duren
Austin Lee                                    Lindsey Lakey
Deborah Banheisal                             Donna Ellington
Joyce Bauchner                                Mohua Bardan
Tresa Simbye                                  Kathy Everidge
Raymond Smith                                 Steve Graham
Susan Hudson                                  Cindy Vintrella
Esparanza English                             Pamela Young
Carolyn S. Coen                               Cletith Simmons

In addition to members of our tax services team, others involved in serving you, such as senior members of the internal audit team, may participate in our provision of tax advice so that, among other things, they can provide relevant input into the process and the effects of financial statement treatment on the tax advice we provide may be considered on a timely basis. Other staff, not identified herein, may be utilized as required to conduct our work in the most efficient manner possible.

OTHER MATTERS

We will perform the services outlined in this letter for the Term of the Agreement until either party terminates this agreement upon 120 days written notice or the Company emerges from Chapter 11, whichever event occurs first. E&Y is not responsible for any damages or losses the Company may incur because it failed to meet any deadline on a timely basis as a result of its termination of this Agreement.

In the event we are requested or authorized by the Company or are required by government regulation, subpoena, or other legal process to produce our documents or personnel as witnesses regarding our Services for Company, you will reimburse us for our professional time and expenses, as well as our counsel's fees and expenses, incurred. in responding to such requests.

The Company will provide E&Y with reasonable accommodations for facilities (e.g., individual work space, other work-related facilities and telecommunications), and with access to electronic records needed to provide Services.

If any part of this Agreement is held to be void, invalid, or otherwise unenforceable, the remaining Agreement provisions are not affected. Without prior written consent of the other party, neither party may assign any rights or obligations herein, in whole or in part. The subject matter contained herein constitutes the entire agreement between the parties, superseding all agreements and understandings made before the date of this Agreement.

Mr. Mark Shapiro                                                         Page 5
Fleming Companies, Inc.                                           April 8, 2003


Any controversy or claim with respect to, in connection with arising out of, or is any way related to this Agreement or the Services provided hereunder (including any such matter involving any parent, subsidiary, affiliate, successor in interest or agent of the Company or of E&Y) shall be brought in the Bankruptcy Court or the District Court if such District Court withdraws the reference and the parties to this Agreement, and any and all successors and assigns thereof, consent to the jurisdiction and venue of such court as the sole exclusive forum (unless such court does not have jurisdiction and venue of such claims or controversies) for the resolution of such claims, caused of action or lawsuits. The parties to this Agreement, and any and all successors and assigns thereof, hereby waive trial by jury, such waiver being informed and freely made. If the Bankruptcy Court or the District Court upon withdrawal of the reference does not have or retain jurisdiction over the foregoing claims or controversies, the parties to this Agreement and any and all successors and assigns thereof, agree to submit first to nonbonding mediation; and, if mediation is not successful, then to binding arbitration, in accordance with the dispute resolution procedures set forth in Attachment 2 of the Agreement. Judgment on any arbitration award may be entered in any court having proper jurisdiction. The foregoing is binding upon the Company, E&Y and any and all successors and assigns thereof.

IRS released regulations increasing the disclosures that taxpayers and tax advisors may have to make and records they may have to retain in connection with transactions that have federal income tax reduction as a significant purpose. At your request, we will discuss these disclosure and record retention requirements and their possible application to transactions arising out of this engagement. Our fee for such services may be contained in a modification to this Agreement or a separate engagement letter if significant work is to be performed. The benefits of this Agreement shall inure to the respective successors and assigns of the parties hereto and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns.

We understand that the Company or E&Y may provide notice to terminate our engagement at any time. The alternative dispute resolution provision contained in Attachment 2 to the Agreement will remain operative and in full force and effect regardless of any termination or expiration of this Agreement and shall survive completion of the Company's bankruptcy proceedings whether through a confirmed plan of reorganization, liquidation of the Company's assets under Chapter 11 or 7 of Title 11 of the United States Code, or otherwise.

As set forth herein, the Company has requested that E&Y provide tax operations services, the scope of which is set forth in the Agreement, The Company recognizes and acknowledges that by performing the services set forth in the Agreement, E&Y is not acting in any Company management capacity and that the Company has not asked E&Y to make, nor has E&Y agreed to make, any business decisions on behalf of the Company. All decisions about the business or operations of the Company remain the sole responsibility of the Company's management and its board of directors.

By agreement to the provision of the services set forth in the Agreement, E&Y is not providing a guarantee to the Company that E&Y's performance of those services pursuant to the terms and conditions set forth in the Agreement will guarantee the Company's successful reorganization

Mr. Mark Shapiro                                                          Page 6
Fleming Companies, Inc.                                            April 8, 2003



under Chapter 11 of Title 11 of the United States Code. Except as expressly provided herein, this engagement letter does not modify the terms or provisions of any engagement letter for other professional services, which were agreed to prior to the date noted below.

We appreciate the opportunity to be of continued service. If you have any questions regarding this letter, please contact Lisa P. Shield at (817) 348-6056. Please indicate your acceptance of the above arrangements by signing and returning the enclosed copy of this letter.


                                             Very truly yours,


                                             /s/ Ernst & Young LLP






FLEMING COMPANIES, INC.

By:  /s/ Mark Shapiro                      4/11/03
    -----------------------------------------------
    Mark Shapiro, Chief Financial Officer   Date

Mr. Mark Shapiro                                                          Page 7
Fleming Companies, Inc.                                             April 8,2003


                  TAX OPERATIONS SERVICES ENGAGEMENT AGREEMENT
                       SUPPLEMENTAL TERMS AND CONDITIONS

A.   Proprietary and Related Rights

     1. Company Property. All information the Company supplies to E&Y in connection with the Services being provided will remain the property of the Company or its licensors. All tax returns, reports and other documents prepared for the Company using this information will be the Company's property and the Company will be solely responsible for the retention of such documents.

     2. E&Y Property. During the term of this engagement, we may use certain methodologies, programs, or procedures ("Technical Elements") developed or used by us or our licensors, including enhancements or improvements developed during the performance of Services. Our use of these Technical Elements during the engagement does not grant the Company a license or property interest in than. We will retain: (1) the right to use our knowledge, experience and know-how, including Technical Elements developed while performing the Services, in providing services to outer clients; (2) ownership of all working papers we prepare for purposes of documenting, in accordance with professional requirements, our performance of the Services; and (3) copies of tax returns, reports and other documents prepared by us, for our own purposes and use.

B.   Confidential Information

     1. Confidentiality. Unless specified in this Agreement, when E&Y receives Confidential Information, as defined below, from the Company in connection with the Service, it will not disclose the Confidential Information outside of E&Y. "Confidential Information" is information that is not generally known to the public; that would reasonably be considered confidential or proprietary; and that the Company specifically designates as "confidential." Confidential Information does not include information that: (i) at the time of its disclosure, is or thereafter becomes, part of the public domain through a source other than E&Y (ii) was known to E&Y prior to the time of its disclosure; (iii) is independently developed by E&Y without reference to any Confidential Information; or (iv) is subsequently learned from a third party not known by E&Y to be subject to an obligation of confidentiality with respect to the information disclosed.

     2. Exceptions. Nothing in this Agreement will limit our ability to disclose such Confidential Information, and we will have no liability for such disclosure, as long as the disclosure is: (i) required pursuant to law, regulation, professional responsibility, government authority, duly authorized summons, subpoena or court order and we provide notice to the Company prior to the disclosure; (ii) required by a court or other tribunal in connection with the enforcement of our rights under this Agreement; or (iii) approved for disclosure by the prior written consent of the Company.

Mr. Mark Shapiro                                                          Page 8
Fleming Companies, Inc.                                             April 8,2003


     3. Survival of Restrictions. The terms of this Section B will survive this Agreement's termination, continuing in full force and effect for two years from the date of such termination, or longer if otherwise required by law or repletion.

C. Relationship of Parties

     1. Independent Contractor. Nothing in this Agreement will be construed to imply a joint venture, partnership or agency relationship between the parties for any purpose. Each party is an independent contractor in connection with this Agreement and as such neither will have any authority to bind or commit the other.

     2. Concerning Employees. Personnel supplied by either party are employees (or partners, in the case of E&Y partners) of that party and will not be considered employees or agents of the other party. Unless provided elsewhere in this Agreement, each party is solely responsible for the supervision, daily direction and control of its employees, and the payment of salaries, including all payroll related withholdings and remits. If the parties some that E&Y will hire certain of the Company's employees, hiring will occur on tame and conditions mutually agreeable to the parties.

D. Miscellaneous

If any part of this Agreement is held to be void, invalid, or otherwise unforceable, the remaining Agreement provisions remain in effect. Neither party may assign this Agreement or any rights or obligations under it, in whole or in part, without the other party's prior written consent. Except to the extent that portions of prior Agreements are incorporated into this Agreement by reference, this Agreement constitutes the entire agreement between the parties regarding its subject matter, superseding all agreements and understandings between the Company and E&Y with respect thereto made prior to the date of this Agreement

Any controversy or claim with respect to, in connection with arising out of; or in any say related to this Agreement or the Services provided hereunder (including any such matter involving any parent, subsidiary, affiliate, successor in interest or agent of the Company or of E&Y) shall be brought in the Bankruptcy Court or the District Court if such District Court withdraws the reference and the parties to this Agreement, and any and all successors and assigns thereof, consent to the jurisdiction and venue of such court as the sole exclusive forum (unless such court does not have jurisdiction and venue of such claims or controversies) for the resolution of such claims, cause of action or lawsuits. The parties to this Agreement, and any and all successors and assigns thereof, hereby waive trial by jury, such waiver being informed and freely made. If the Bankruptcy Court or the District Court upon withdrawal of the reference does not have or retain jurisdiction over the foregoing claims or controversies, the parties to this Agreement and any and all successors and assigns thereof, agree to submit first to nonbonding mediation; and, if mediation is not successful, then to binding arbitration, in accordance with the dispute resolution procedures set forth in Attachment 2 to the Agreement. Judgment on any arbitration award may be entered in any court having proper jurisdiction. The foregoing is binding upon the Company, E&Y and any and all successors and assigns thereof.

Mr. Mark Shapiro                                                          Page 9
Fleming Companies, Inc.                                             April 8,2003



                                  ATTACHMENT 1

                                SCOPE OF SERVICES

E&Y and the Management Liaison will agree to a tax services to be performed in the course of this engagement. E&Y will perform the tasks in order to manage the tax function on behalf of the Company. The Company's Management Liaison will authorize the tax programs and procedures E&Y recommends. Except where otherwise noted, E&Y will be responsible for services, reports and deadlines falling within the term of the Agreement.

Pursuant to the E&Y engagement letter, E&Y will provide such tax services as E&Y and the Company shall deem appropriate and feasible in order to perform tax services in the Agreement and to advise the Company in the course of the Chapter 11, including but not limited to the following services;

FEDERAL AND STATE INCOME TAX COMPLIANCE, CONSULTING AND ADMINISTRATION

- Prepare Federal and all state income and franchise, gross receipts and net worth tax returns on behalf of Fleming (including Core-Mark at 6/18/02 forward) and maintain tax files and documentation consistent with E&Y standards for Calendar Year 2002 through 2004 returns.
- Preparation of certain adjustments and book/tax differences related to Forms 1120 and state tax returns for Core-Mark and its subsidiaries for the 6-17-02 short period tax returns.
- Prepare Canada Income Tax Form T2 and provincial income and capital tax returns and maintain tax files and documentation consistent with E&Y standards for Canadian branch tax for calendar year 2002 through 2004 returns.
- Prepare a quarterly and annual tax calendar for the upcoming quarter and year, including (i) estimated cash payments for tax liabilities anticipated, and (ii) other tax matters which should be addressed.
- Prepare check requests, check deposits, certified mailing and electronic filing of tax payments.
- Coordinate and respond to Federal and state audits and notices including Canada and provincial audits and notices.
- Prepare FAS 109 quarterly and annual analysis, including preliminary footnote draft for review and approval by Fleming.
- Prepare quarterly federal and state estimated income tax payments, including franchise, gross receipts and all other required payments, extension computations and payments, and monthly estimated tax payments for Canadian returns, beginning with September 15, 2002 estimated payments for Fleming and December 15, 2002 for Core-Mark.
- Prepare and provide to Fleming treasury department quarterly a schedule of estimated cash requirement for Federal income taxes.
- Prepare FSC return based upon the limited methodology used by Fleming for the 2001 FSC return.

Mr. Mark Shapiro                                                         Page 10
Fleming Companies, Inc.                                            April 8, 2003

   -  Prepare annual reports.

   - Provide information when requested for acquisitions and divestitures consistent with historical tax team level of effort.

   -  Tax package design, preparation, distribution and review.

   - Represent Fleming in Federal audits and state audits annually and review Form 5701 consistent with historical tax team level of effort.

   - Prepare Federal and Canadian amended returns, resulting from RAR's consistent with E&Y's cost-benefit analysis, or submit as appropriate to state taxing authorities.

   - Reconciliations of prepaids, liability, deferreds, clearings, interest expense/income accounts and payroll tax penalty assistance and reconciliation of transcripts consistent with historical tax team level of effort.

   -  Information gathering for special projects.

   -  Obtain airplane log and prepare W-2 information reporting.

   - Tax depreciation computations and reconciliations, including gain loss computations and running all reports for federal and states. Includes documentation of existing review process in place with Core-Mark fixed assets, and agreement as to scope of activities related to fixed assets for tax.

   -  Balance sheet reviews for new accounts and tax basis balance sheets.

   - Preparation of LIFO computations for Fleming and Core-Mark unless prepared by outside third party providers retained separately by Bankruptcy Court.

   - Coordination with ERP System Implementation (F1) group to answer limited questions regarding taxability of excise/sales tax items.

   -  Communication of divisional credits for WOTC.

   -  Stuff envelopes for tax return payments.

   - Limited research on transfer stamps, floor stocks tax returns, etc. Includes preparation of draft of financial statements for 15th period journal entries for tax entitles such as Retail Investment, Rainbow Food Group, ABCO Food Group and Bakers Food Group for the review and approval of Fleming accounting staff and Controller/CFO. Also includes allocation of expenses for corporate charges and interest between Canada and the U.S.

   - Preparation of Unclaimed Property tax returns for Fleming and Core-Mark other than those prepared by outside third party providers.

   - IRS Account Analysis and Recovery & Interest Netting, including review of IRS Account transcripts, including preparation of Form 2848, preparation of interest computations, and filing of refund claims.

   - Preparation and review of any required 9100 relief filings or Forms 3115 related to changes in accounting methods, and Forms 1128 related to changes in accounting periods.

   - Preparation and review of all federal and state amended returns, including Forms 1139 and Forms 1120X and the state equivalents.

   - Analysis of all transaction related costs incurred by Fleming and Core-Mark for deductibility versus capitalization for income tax purposes.

   - Research and consultations regarding corporate restructuring and related tax implications for federal and state issues.

Mr. Mark Shapiro                                                         Page 11
Fleming Companies, Inc.                                            April 8, 2003

   - Research and consultations related to employment tax matter. Payroll tax compliance tax return filings and remittances are specifically excluded from the scope of this engagement.

   - Review of the Company's existing supplemental unemployment benefit ("SUB") plan to ensure the Company continues to receive the appropriate employment tax benefits available under the plan, including assistance with general employment tax questions arising in the normal course of doing business not related to specific transactions, and also including federal employment tax reporting and withholding questions, federal and state income tax withholding penalty notices and resolution, federal and state employment tax audit assistance, rate unemployment tax planning associated with acquisition or expansion into new taxing jurisdictions, and executive compensation consultation.

   - Computation and analysis of earnings and profits of the Company for tax purposes under Section 316 of the Internal Revenue Code.

   - Preparation and review of computations for Quick Refund Claim Form 4466 relating to ratable allocation election under Treasury Regulation Section 1.1502-76(b), state tax research related to the election, documentation of tax treatment of extraordinary items of income and expense.


PROPERTY TAX SERVICES

   - Oversight of third-party service providers including communications, correspondence, arrangement for data supply and approval of fees, receipt of tax bills and other data. Prepare returns and renditions based on fixed asset and other accounting information provided by Fleming.

   - Review estimates or analyses of property taxes for accrual and/or tax prorations quarterly.

   - Research of new or unknown properties and tax parcels, including bills that show up new.

   -  Maintain files for all properties as appropriate.

   - Validate tax bills and coordinate with the Accounts Payable Department for payment of all real and personal property tax bills. This may entail an electronic transfer of payment information from E&Y to the Fleming Core-Mark Accounts Payable department for approval and processing.

   -  Estimation of year-end accrual information by property annually.

   - Preparation of annual property tax budget data and information by property.

   -  Research new properties and set up for processing and payment.

   - Quarterly reconciliation of accounts and review of any third-party prepared renditions.

SALES & USE TAX SERVICES

   - Update and maintain sales and use, cigarette, tobacco, egg, and other miscellaneous taxes, and business license, filing calendars.

   - Prepare sales and use tax returns for all U.S., state and local governments, and maintain adequate audit trail and supporting documentation.

   -  Prepare other cigarette, tobacco, and other sundry tax filings.

Mr. Mark Shapiro                                                         Page 12
Fleming Companies, Inc.                                            April 8, 2003



   - Prepare responses to audit notices and provide audit assistance for all sales & use tax filing responsibilities, including cigarette, tobacco, egg, miscellaneous, business licenses, etc.

   - Assist with tax issues related to transfer of inventory and licensing issues in consolidation of distribution centers.

   - Assist with miscellaneous matters related to responding to overdue notices from state tax jurisdictions, including preparation of necessary correspondence, penalty/interest abatement requests, and responses to liens assessed against the Company related to Chapter 11 filing..

   - Recommend journal entries, intercompany postings and prepare account reconcilations for sales and use tax, and other sundry tax payable accounts and other general ledger accounts as required.

   - Provide Fleming an electronic check request of payment information related to sales/use and other sundry tax returns.

   - Respond to notices associated with any tax returns prepared by E&Y or the former Fleming tax department.

   - Notify a designated Fleming representative of applicable changes related to sales and use, cigarette, tobacco, and other tax rates for maintenance of tax rate tables in the Fleming system as identified by management.

   - Perform limited research on the taxability of new inventory and non-inventory items or services offered by Fleming, consistent with current tax function.

   - Respond to other sales, use and other sundry tax questions from Fleming personnel.

   - Prepare special tax related reports and schedules as requested by Fleming management.

   - Coordinate with accounting operations to resolve issues on stamps, purchases, inventory accounts, and return variances.

   - Preparation and review of sales tax refund claims for all sales, use and miscellaneous tax refunds due to the company.

   - Research and consultations related to Work Opportunity Tax Credits, California Enterprise Zone Hiring Credits, Statutory Credits, Training Grants, and other Incentive Tax matters.

   - Review of transaction tax process, transaction tax systems and accuracy of taxability tables. Includes preparation and implementation of rate analysis tool to convert and compare cigarette stamp tax and tobacco excise tax rates in FOODS system to the actual rates in order to electronically update the customer master or cigarette/tobacco tax file. Includes preparation of batch files for Company IT department to update rates in FOODS system.

BANKRUPTCY TAX SERVICES

   - Working with Company personnel to develop an understanding of the business objectives related to the Company's potential reorganization and/or restructuring alternatives that the Company is evaluating with existing creditors that may result in a change of the equity, capitalization and/or ownership of the shares of the Company or its assets.

   - Assist and advise the Company in potential tax related bankruptcy restructuring objectives, implications and post-petition bankruptcy tax matters.

Mr. Mark Shapiro                                                         Page 13
Fleming Companies, Inc.                                            April 8, 2003


   - Provide tax consulting regarding availability, limitations, preservation and maximization of tax attributes, such as net operating losses, alternative minimum tax credits and work opportunity tax credits, minimization of tax costs in connection with stock or asset sales, if any, and assistance with tax issues arising in the ordinary course of the Company's business.

   - Assist with settling tax claims against the Company and obtaining refunds of reduced claims previously paid by the Company far various taxes, including (but not limited to) federal and state income, franchise, payroll, sales and use, property and excise and business license.

   - Assistance with evaluating and scheduling tax liabilities and in assessing tax claims by type and entity, including working with bankruptcy counsel to resolve tax claims if the Company files bankruptcy.

   - Analysis of legal and professional fees incurred during the restructuring or bankruptcy period for purpose of determining future deductibility of such costs.

   - Documentation of tax analysis, opinions, recommendations, conclusions and correspondences for any proposed restructuring alternative, bankruptcy tax issue or other tax matter described above.

OTHER TAX SERVICES

For any miscellaneous tax projects requested by the Company and not specifically listed in this Agreement, including tax planning and tax consulting services, E&Y will bill those services is accordance with the standard hourly rates outlined in this Agreement.

Mr. Mark Shapiro                                                         Page 14
Fleming Companies, Inc.                                            April 8, 2003


                                  ATTACHMENT 2

                         DISPUTE RESOLUTION PROCEDURES,

The following procedures shall be used to resolve say controversy or claim ("dispute") as provided in this Agreement other than objections to fee applications relating to the subject retention. If any of these provisions are determined to be invalid or unenforceable, the remaining provisions shall remain in affect and binding on the parties to the fullest extent permitted by law.

MEDIATION

A dispute shall be submitted to mediation by written notice to the other party or parties. The mediator shall be selected by agreement of the parties. If the parties cannot agree on a mediator, a mediator shall be designated by the CPR Institute for Dispute Resolution at the request of a party. Any mediator so designated must be acceptable to all parties.

The mediation will be conducted as specified by the mediator and agreed upon by the parties. The parties agree to discuss their differences in good faith and to attempt, with the assistance of the mediator, to reach an amicable resolution of the dispute.

The mediation will be treated as a settlement discussion and therefore will be confidential. The mediator may not testify for either party in any later proceeding relating to the dispute. No recording or transcript shall be made of the mediation proceedings.

Each party will bear its own costs in the mediation. The fees and expenses of the mediator will be shared equally by the parties.

ARBITRATION

If a dispute has not been resolved within 90 days after the written notice beginning the mediation process (or a longer period, if The parties agree to extend the mediation), the mediation shall terminate and the dispute will be settled by arbitration. The arbitration will be conducted in accordance with the procedures in this document and the Rules for Non-Administered Arbitration of the CPR Institute for Dispute Resolution as in effect on the date of the engagement letter, or such other rules and procedures as the parties may designate by mutual agreement. In the event of a conflict, the provisions of this document will control. The arbitration will be conducted before a panel of three arbitrators, two of whom are to be designated by the parties from the CPR Panels of Distinguished Neutrals using the screened selection process provided in the Rules. Any issue concerning the extent to which any dispute is subject to arbitration, or concerning the applicability, interpretation, or enforceability of these procedures, including any contention that all or part of these procedures are invalid or unenforceable, shall be governed by the Federal Arbitration Act and resolved by the arbitrators. No potential arbitrator shall be appointed unless he or she has agreed in writing to abide and be bound by these procedures.

Mr. Mark Shapiro                                                         Page 15
Fleming Companies, Inc.                                            April 8, 2003


In no event, even if any other portion of these provisions is held to be invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction. Discovery shall be permitted is connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

The result of the arbitration will be binding on the parties, and judgment on the arbitration award may be entered in any court having jurisdiction.